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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                        Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2011 through August 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                           Pioneer Short Term
                           Income Fund

--------------------------------------------------------------------------------
                           Annual Report | August 31, 2012
--------------------------------------------------------------------------------

                           Ticker Symbols:

                           Class A     STABX
                           Class B     STBBX
                           Class C     PSHCX
                           Class Y     PSHYX

                           [LOGO] PIONEER
                                  Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         44

Notes to Financial Statements                                                52

Report of Independent Registered Public Accounting Firm                      62

Trustees, Officers and Service Providers                                     64

                      Pioneer Short Term Income Fund | Annual Report | 8/31/12 1

President's Letter

Dear Shareowner,

The U.S. economy showed signs of an economic slowdown in the second quarter, reflecting higher savings by consumers and reduced spending by corporations, in large part due to concerns about both the U.S. outlook and the deteriorating situation in Europe. Some 40% - 45% of U.S. corporate earnings come from overseas, with a large portion of that from Europe. While large U.S. corporations generally remain in excellent financial health - cash, borrowing capacity, and margins are all strong - they are holding back on hiring and investments due to concerns about Europe, China, and U.S. regulations, fiscal policies, taxes, and politics. Many investors share those concerns, and are maintaining a cautious approach to the markets.

Despite this tough backdrop, the markets had a surprisingly strong first half of 2012. The Standard & Poor's 500 Index returned 9.5% over the six months ended June 30, 2012. In the U.S. bond markets, interest rates generally declined, with riskier sectors faring the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, returned 2.4% during the same six-month period, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, returned 7.1%.

Given the major macroeconomic and political issues facing the markets in the second half of the year, we certainly expect continuing volatility. But we also see some positive economic data that give us hope for better news in the second half of 2012. While the unemployment rate remains unacceptably high at over 8%, employment and incomes continue to trend upward. Lower oil prices have acted like an effective tax cut for consumers. Home construction, sales, and refinancings have increased, and auto sales are holding up as well.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

* Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Short Term Income Fund | Annual Report | 8/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/12 3

Portfolio Management Discussion | 8/31/12

In the following interview, Richard Schlanger and Charles Melchreit, portfolio managers of Pioneer Short Term Income Fund, discuss the factors that influenced the Fund's performance over the 12-month period ended August 31, 2012. Mr. Schlanger, vice president and portfolio manager at Pioneer, and Mr. Melchreit, vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How would you describe the market environment for fixed-income investors over the 12-month period ended August 31, 2012?

A As the period opened in September 2011, credit markets were focused on headlines coming out of Europe with respect to the region's sovereign-debt crisis. There was concern that the problems would spread from Ireland and Greece to other nations, including Spain, Portugal and Italy, with potentially vast repercussions to the European banking system. Investors also were monitoring worrisome signs of slowing economic growth in the United States, adding to the uneasy environment in late 2011. Despite the political brinksmanship surrounding the debate over raising the U.S. debt ceiling in August 2011, and a subsequent downgrade of U.S. debt by Standard & Poor's, U.S. Treasury securities were the principal beneficiary of the uncertain economic backdrop, as investors continued to view them as the safest alternative to riskier assets.

   As 2011 drew to a close, however, investors became more confident that the United States was not on the verge of heading back into recession. The U.S. Federal Reserve (the Fed) was partly responsible for the improved sentiment, as the central bank in September had initiated bond purchases aimed at keeping longer-term interest rates low. Employment and household income data strengthened late in 2011, suggesting that the foundation was being built for sustained economic growth. Further spurring confidence in business conditions, the Fed announced in late January 2012 that it intended to keep short-term rates anchored near zero through late 2014. The net result of all the developments was strong outperformance from credit-sensitive sectors over the first few months of 2012, as investors' fears of a return to recession largely dissipated.

   The demand trend for credit sectors wavered in the spring of 2012, however, as softening economic data suggested that some of the winter's strong numbers had been the result of economic activity that was pulled forward due to unseasonably mild weather. That said, credit spreads still generally continued to narrow throughout the remainder of the Fund's fiscal year ended August 31, 2012, a trend supported in part by extraordinarily low

4 Pioneer Short Term Income Fund | Annual Report | 8/31/12

   Treasury yields and investors' reluctance to commit to equities. (Credit spreads are typically defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) As overall yield levels continued to decline, investors migrated toward securities with shorter maturities in order to reduce exposure to any eventual rise in interest rates. Shorter maturities further benefited from investors' risk aversion, as the market began increasingly to focus on uncertainties generated by political conditions that could disrupt the economic and credit outlook, including the upcoming November elections and the potential for a year-end standoff in Washington over fiscal issues.

   With short-term interest rates anchored near zero and the Fed engaging in bond purchases farther out on the yield curve, rates fell throughout the 12-month period from already very low levels on securities with maturities longer than two years. For example, while the two-year Treasury yield rose by two basis points (0.02%), from 0.20% to 0.22%, during the 12-month period, the five-year yield fell by 37 basis points (0.37%), from 0.96% to 0.59%, and the 10-year yield fell 66 basis points (0.66%), from 2.23% to 1.57%.

Q How did the Fund perform in that environment during the 12 months ended August 31, 2012?

A Pioneer Short Term Income Fund's Class A shares returned 4.00% at net asset value during the 12 months ended August 31, 2012, while the Fund's benchmark, the Barclays Capital One-to-Three-Year Government/Credit Index (the Barclays Index), returned 1.06%. During the same period, the average return of the 253 mutual funds in Lipper's Short Investment-Grade Debt Funds category was 2.75%.

Q How did you manage the Fund in the prevailing environment during the 12 months ended August 31, 2012, and how did your investment strategies affect the Fund's benchmark-relative performance?

A Early in the period, we sharply reduced the Fund's exposure to U.S. Treasury issues, reflecting our view that Treasuries, given their negative real, or after-inflation, yields, have not been attractively valued compared with credit-sensitive sectors. The decision helped the Fund's returns relative to the Barclays Index benchmark, as credit-sensitive sectors outperformed during the 12-month period.

   In broad terms, the largest contributor to Fund's benchmark-relative returns was the substantial weighting of more than half of the portfolio's assets to sectors not included in the Barclays Index benchmark. The non-benchmark allocations included holdings in a variety of pass-through sectors, such as residential and commercial mortgage-backed securities, as well as asset-backed securities, such as those backed by home equity loans, auto loans

                      Pioneer Short Term Income Fund | Annual Report | 8/31/12 5 and credit card receivables. The Fund's second-largest exposure during the 12-months ended August 31, 2012, was to corporate issues, which also outperformed Treasuries during the period. Within corporates, the Fund's overall emphasis on lower-rated securities, especially among industrial issuers, aided performance. A portfolio overweight to financial issues also helped returns.

   With respect to the Fund's yield-curve positioning, we maintained a somewhat "barbelled" posture during the period, with very short-term holdings balanced by exposure to securities with maturities in the five-year range. The yield-curve positioning worked well for the Fund during the period as interest rates fell and bond prices rose farther out on the curve.

   The Fund's overall duration (a standard measure of price sensitivity to changes in market interest rates) at the end of August was 1.12 years, compared with 1.89 years for the Barclays Index. The Fund maintained a below-market overall duration and corresponding interest-rate sensitivity throughout the 12-month period. The low-duration positioning was a slight constraint on the Fund's overall returns as interest rates declined during the full 12-month period.

Q  What is your assessment of the current climate for fixed-income investing?

A While the United States appears to be in the best economic condition among developed economies, we believe the outlook here for both economic growth and interest rates remains uncertain. With Europe in recession and growth in China easing, there is not much reason to expect a boost from abroad. Even absent factors that would lead to dramatic interest-rate increases, however, we believe there clearly is more room for interest rates to rise from current levels than for them to decline further. Therefore, we are comfortable with maintaining an overall portfolio duration and interest-rate sensitivity that is below that of the Barclays Index benchmark.

   We continue to view sectors that trade at a yield spread over Treasuries as attractive on a relative value basis. While continuing to underweight Treasuries, given the risks to credit sentiment from economies abroad and political/fiscal developments at home, we have trimmed the Fund's holdings of mortgage-backed and asset-backed securities and added modestly to the portfolio's Treasury position. We view current fundamentals as continuing to be supportive of corporate issues, especially given the high levels of cash on corporate balance sheets and a favorable financing environment. With credit spreads having narrowed closer to historical norms, however, we view corporate bond valuations as a neutral factor overall, and we are being selective in adding to the portfolio's credit-sensitive exposure.

6 Pioneer Short Term Income Fund | Annual Report | 8/31/12

   The Fed has made clear its intention to maintain very low short rates for the foreseeable future. As a short-term fund, we typically focus the portfolio's holdings on issues with maturities ranging from overnight commercial paper to five years. With the yield curve in the zero to five-year area still relatively steep, we expect to maintain the Fund's somewhat barbelled positioning, with substantial exposure to five-year issues balanced by positions in short-term, floating-rate paper. We believe the barbell posture allows the Fund to garner the incremental income that is available out on the yield curve, while maintaining an overall duration and interest-rate sensitivity consistent with the Fund's guidelines.

   We will continue to monitor macroeconomic factors that have the potential to affect the markets, while remaining principally focused on adding value to the portfolio at the individual security level. As always, we will manage the portfolio with the goal of seeking to provide a high level of current income, while reducing the impact of interest-rate changes on the Fund's share price.

Please refer to the Schedule of Investments on pages 17-43 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/12 7

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Short Term Income Fund | Annual Report | 8/31/12

Portfolio Summary | 8/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations               31.6%
U.S. Corporate Bonds                              22.5%
U.S. Government Securities                        16.3%
Asset Backed Securities                           14.0%
International Corporate Bonds                      8.4%
Municipal Bonds                                    3.6%
Senior Secured Loans                               1.8%
Temporary Cash Investments                         1.8%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                               44.1%
BBB                                               18.8%
A                                                 15.4%
AA                                                 9.6%
BB                                                 4.8%
B                                                  1.7%
CCC                                                1.3%
Cash and equivalents                               1.8%
Not Rated                                          2.5%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

  1.    U.S. Treasury Notes, 0.125%, 9/30/13                                            10.97%
----------------------------------------------------------------------------------------------
  2.    Fannie Mae Grantor Trust, Floating Rate Note, 10/25/40                           2.04
----------------------------------------------------------------------------------------------
  3.    State of California, 2.5%, 6/20/13                                               0.97
----------------------------------------------------------------------------------------------
  4.    Residential Asset Securitization Trust, Floating Rate Note, 5/25/33              0.87
----------------------------------------------------------------------------------------------
  5.    Thornburg Mortgage Securities Trust, Floating Rate Note, 9/25/44                 0.74
----------------------------------------------------------------------------------------------
  6.    Impac CMB Trust, Floating Rate Note, 9/25/34                                     0.74
----------------------------------------------------------------------------------------------
  7.    Banc of America Mortgage Securities, Inc., Floating Rate Note, 9/25/33           0.72
----------------------------------------------------------------------------------------------
  8.    New Jersey Economic Development Authority, Floating Rate Note, 6/15/13           0.72
----------------------------------------------------------------------------------------------
  9.    Lehman ABS Manufactured Housing Contract Trust, Floating Rate Note, 6/15/33      0.71
----------------------------------------------------------------------------------------------
 10.    Carrington Mortgage Loan Trust, Floating Rate Note, 2/25/36                      0.69
----------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/12 9

Prices and Distributions | 8/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                       8/31/12                          8/31/11
--------------------------------------------------------------------------------
          A                          $9.72                            $9.64
--------------------------------------------------------------------------------
          B                          $9.71                            $9.63
--------------------------------------------------------------------------------
          C                          $9.70                            $9.62
--------------------------------------------------------------------------------
          Y                          $9.70                            $9.63
--------------------------------------------------------------------------------

Distributions per Share: 9/1/11-8/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment         Short-Term              Long-Term
        Class            Income          Capital Gains           Capital Gains
--------------------------------------------------------------------------------
          A             $0.2988             $   --                  $   --
--------------------------------------------------------------------------------
          B             $0.2123             $   --                  $   --
--------------------------------------------------------------------------------
          C             $0.2216             $   --                  $   --
--------------------------------------------------------------------------------
          Y             $0.3308             $   --                  $   --
--------------------------------------------------------------------------------

The Barclays Capital One- to Three-Year Government/Credit Index measures the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Short Term Income Fund | Annual Report | 8/31/12

Performance Update | 8/31/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, at public offering price, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                              Net Asset          Public Offering
Period                        Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                      3.41%              3.09%
5 Years                       3.77               3.25
1 Year                        4.00               1.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                              Gross              Net
--------------------------------------------------------------------------------
                              0.99%              0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                    Barclays Capital
                       Pioneer Short-Term           One- to Three-Year
                       Income Fund                  Government/Credit Index
7/31/2004              $    9,750                   $   10,000
8/31/2004              $    9,805                   $   10,078
8/31/2005              $    9,933                   $   10,218
8/31/2006              $   10,170                   $   10,534
8/31/2007              $   10,645                   $   11,104
8/31/2008              $   10,877                   $   11,754
8/31/2009              $   11,301                   $   12,361
8/31/2010              $   12,114                   $   12,781
8/31/2011              $   12,318                   $   13,003
8/31/2012              $   12,811                   $   13,141

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 11

Performance Update | 8/31/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                              If                 If
Period                        Held               Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                      2.50%              2.50%
5 Years                       2.85               2.85
1 Year                        3.08               1.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                              Gross              Net
--------------------------------------------------------------------------------
                              1.87%              1.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                    Barclays Capital
                       Pioneer Short-Term           One- to Three-Year
                       Income Fund                  Government/Credit Index
7/31/2004              $   10,000                   $   10,000
8/31/2004              $   10,052                   $   10,078
8/31/2005              $   10,108                   $   10,218
8/31/2006              $   10,265                   $   10,534
8/31/2007              $   10,639                   $   11,104
8/31/2008              $   10,762                   $   11,754
8/31/2009              $   11,092                   $   12,361
8/31/2010              $   11,796                   $   12,781
8/31/2011              $   11,875                   $   13,003
8/31/2012              $   12,241                   $   13,141

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Redeemed" results reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 2% and declines over three years.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Short Term Income Fund | Annual Report | 8/31/12

Performance Update | 8/31/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                              If                 If
Period                        Held               Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                      2.58%              2.58%
5 Years                       2.95               2.95
1 Year                        3.18               3.18
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                    Barclays Capital
                       Pioneer Short-Term           One- to Three-Year
                       Income Fund                  Government/Credit Index
7/31/2004              $   10,000                   $   10,000
8/31/2004              $   10,052                   $   10,078
8/31/2005              $   10,111                   $   10,218
8/31/2006              $   10,260                   $   10,534
8/31/2007              $   10,648                   $   11,104
8/31/2008              $   10,781                   $   11,754
8/31/2009              $   11,121                   $   12,361
8/31/2010              $   11,823                   $   12,781
8/31/2011              $   11,933                   $   13,003
8/31/2012              $   12,312                   $   13,141

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 13

Performance Update | 8/31/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2012)
--------------------------------------------------------------------------------
                              If                 If
Period                        Held               Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                      3.75%              3.75%
5 Years                       4.09               4.09
1 Year                        4.24               4.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2011)
--------------------------------------------------------------------------------
                              Gross
--------------------------------------------------------------------------------
                              0.54%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                    Barclays Capital
                       Pioneer Short-Term           One- to Three-Year
                       Income Fund                  Government/Credit Index
7/31/2004              $  5,000,000                 $  5,000,000
8/31/2004              $  5,031,883                 $  5,039,143
8/31/2005              $  5,125,561                 $  5,109,065
8/31/2006              $  5,265,685                 $  5,266,787
8/31/2007              $  5,527,035                 $  5,552,160
8/31/2008              $  5,662,589                 $  5,876,896
8/31/2009              $  5,895,518                 $  6,180,639
8/31/2010              $  6,345,978                 $  6,390,515
8/31/2011              $  6,477,120                 $  6,501,494
8/31/2012              $  6,751,978                 $  6,570,323

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Short Term Income Fund | Annual Report | 8/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from March 1, 2012, through August 31, 2012.

--------------------------------------------------------------------------------
Share Class                     A               B             C             Y
--------------------------------------------------------------------------------
Beginning Account          $1,000.00      $1,000.00      $1,000.00     $1,000.00
Value on 3/1/12
--------------------------------------------------------------------------------
Ending Account             $1,020.71      $1,016.17      $1,017.45     $1,022.26
Value (after expenses)
on 8/31/12
--------------------------------------------------------------------------------
Expenses Paid                  $4.57          $9.12          $8.67         $3.10
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80%, 1.71%, and 0.61% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2012, through August 31, 2012.

--------------------------------------------------------------------------------
Share Class                    A               B             C             Y
--------------------------------------------------------------------------------
Beginning Account          $1,000.00      $1,000.00      $1,000.00     $1,000.00
Value on 3/1/12
--------------------------------------------------------------------------------
Ending Account             $1,020.61      $1,016.09      $1,016.54     $1,022.07
Value (after expenses)
on 8/31/12
--------------------------------------------------------------------------------
Expenses Paid                  $4.57          $9.12          $8.67         $3.10
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80%, 1.71%, and 0.61% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer Short Term Income Fund | Annual Report | 8/31/12

Schedule of Investments | 8/31/12

-------------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------------------------
                                                ASSET BACKED SECURITIES -- 13.9%
                                                MATERIALS -- 0.5%
                                                Steel -- 0.5%
        500,000          1.09         AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                                Rate Note, 5/15/19 (144A)                             $     498,720
        200,000          0.99         AAA/Aaa   Penarth Master Issuer Plc, Floating Rate
                                                Note, 12/18/14 (144A)                                       200,304
        261,632          0.47          AA+/A1   Specialty Underwriting & Residential
                                                Finance, Floating Rate Note, 9/25/36                        259,585
                                                                                                      -------------
                                                                                                      $     958,609
                                                                                                      -------------
                                                Total Materials                                       $     958,609
-------------------------------------------------------------------------------------------------------------------
                                                AUTOMOBILES & COMPONENTS -- 1.5%
                                                Auto Parts & Equipment -- 0.5%
  CAD 1,000,000                        AAA/NR   Ford Auto Securitization Trust, 2.431%,
                                                11/15/14 (144A)                                       $   1,028,842
-------------------------------------------------------------------------------------------------------------------
                                                Automobile Manufacturers -- 1.0%
        100,000                        NR/Aa3   AmeriCredit Automobile Receivables
                                                Trust, 4.04%, 7/10/17                                 $     106,154
        567,000                       AA-/Aa2   AmeriCredit Automobile Receivables
                                                Trust, 6.24%, 6/8/16                                        614,181
         90,118                       AA+/Aaa   AmeriCredit Automobile Receivables
                                                Trust, 9.79%, 4/15/14                                        93,106
         81,275                          A/NR   Santander Drive Auto Receivables
                                                Trust, 1.89%, 5/15/17 (144A)                                 80,773
        285,000                        NR/Aa1   Santander Drive Auto Receivables
                                                Trust, 2.66%, 1/15/16                                       289,642
        125,000                          A/A1   Santander Drive Auto Receivables
                                                Trust, 2.7%, 8/15/18                                        125,427
        326,070                        BBB/NR   Santander Drive Auto Receivables
                                                Trust, 3.35%, 6/15/17 (144A)                                326,689
        500,000                          A/A1   Santander Drive Auto Receivables
                                                Trust, 3.78%, 11/15/17                                      516,598
                                                                                                      -------------
                                                                                                      $   2,152,570
                                                                                                      -------------
                                                Total Automobiles & Components                        $   3,181,412
-------------------------------------------------------------------------------------------------------------------
                                                BANKS -- 8.3%
                                                Diversified Banks -- 0.1%
        137,726          0.62          AAA/NR   Wells Fargo Home Equity Trust, Floating
                                                Rate Note, 12/25/35 (144A)                            $     133,065
        102,205          0.33          NR/Aa1   Wells Fargo Home Equity Trust, Floating
                                                Rate Note, 4/25/37                                           99,830
                                                                                                      -------------
                                                                                                      $     232,895
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 17

-------------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- 8.2%
        152,515          0.42          AA/B3   ACE Securities Corp., Floating Rate
                                               Note, 3/25/36                                          $     139,920
        398,417          0.54        AAA/Aa1   Ameriquest Mortgage Securities, Inc.,
                                               Floating Rate Note, 11/25/34                                 380,092
        131,169          0.44        AAA/Aaa   Ameriquest Mortgage Securities, Inc.,
                                               Floating Rate Note, 8/25/35                                  126,970
        432,604          0.79         AAA/NR   ARI Fleet Lease Trust 2010-A, Floating
                                               Rate Note, 3/15/20 (144A)                                    432,604
        409,005          4.91         AA+/NR   Bayview Financial Acquisition Trust,
                                               Floating Rate Note, 2/25/33 (144A)                           416,948
        430,342          0.87        AAA/Aaa   Bayview Financial Acquisition Trust,
                                               Floating Rate Note, 5/28/44                                  419,633
        370,931          0.82        AAA/Aaa   Bayview Financial Acquisition Trust,
                                               Floating Rate Note, 8/28/44                                  359,955
        300,000          1.29          BB/A2   Bear Stearns Asset Backed Securities
                                               Trust, Floating Rate Note, 10/25/34                          241,649
         72,470          0.35       BB+/Baa1   Bear Stearns Asset Backed Securities
                                               Trust, Floating Rate Note, 12/25/36                           71,859
        318,471          0.72         AA/Aa2   Bear Stearns Asset Backed Securities
                                               Trust, Floating Rate Note, 6/25/35                           301,144
        387,092          4.69       AAA/Baa2   Bear Stearns Asset Backed Securities
                                               Trust, Floating Rate Note, 6/25/43                           380,256
        349,145                        NR/A1   Bombardier Capital Mortgage Securitization
                                               Corp., 6.65%, 4/15/28                                        366,557
        347,758                        AA/NR   CarNow Auto Receivables Trust, 2.09%,
                                               1/15/15 (144A)                                               347,856
      1,535,379          0.42         AA/Ba3   Carrington Mortgage Loan Trust, Floating
                                               Rate Note, 2/25/36                                         1,447,125
        746,576          0.65        AA+/Aa1   Citigroup Mortgage Loan Trust, Inc.,
                                               Floating Rate Note, 7/25/35                                  746,185
        278,748          1.14        A-/Baa1   Citigroup Mortgage Loan Trust, Inc.,
                                               Floating Rate Note, 7/25/37                                  275,647
        260,187          0.64        AAA/Aa3   Citigroup Mortgage Loan Trust, Inc.,
                                               Floating Rate Note, 8/25/35                                  259,714
        178,868          0.61         AAA/A2   Countrywide Asset-Backed Certificates,
                                               Floating Rate Note, 1/25/36                                  171,703
         91,616          5.68          BB/B2   Countrywide Asset-Backed Certificates,
                                               Floating Rate Note, 10/25/46                                  91,645
        356,734          5.07         AAA/B2   Countrywide Asset-Backed Certificates,
                                               Floating Rate Note, 2/25/36                                  336,391
        301,302          0.78       CCC/Caa2   Countrywide Asset-Backed Certificates,
                                               Floating Rate Note, 4/25/32                                  166,578
        311,687          0.35       BBB-/Ba3   Countrywide Asset-Backed Certificates,
                                               Floating Rate Note, 5/25/37                                  309,420
        101,412          0.42        BBB-/B2   Countrywide Asset-Backed Certificates,
                                               Floating Rate Note, 6/25/36                                   94,919

The accompanying notes are an integral part of these financial statements.

18 Pioneer Short Term Income Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
        963,093          0.68          AA/A2   Countrywide Asset-Backed Certificates,
                                               Floating Rate Note, 7/25/35                            $     954,622
         49,876          0.29          A/Ba1   Countrywide Asset-Backed Certificates,
                                               Floating Rate Note, 7/25/37                                   49,729
        281,926          0.59          A/Ba2   Countrywide Asset-Backed Certificates,
                                               Floating Rate Note, 8/25/47                                  278,789
        215,509          0.59       BBB/Baa3   Countrywide Home Equity Loan Trust,
                                               Floating Rate Note, 11/15/28                                 209,370
        200,000                       AAA/NR   First Investors Auto Owner Trust, 1.47%,
                                               5/15/18 (144A)                                               200,338
      1,050,000          0.64        AAA/Aa2   First NLC Trust, Floating Rate
                                               Note, 9/25/35                                                976,299
         37,218                       NR/Aa2   Greenpoint Manufactured Housing,
                                               7.59%, 11/15/28                                               37,229
          9,011          0.46         AA+/A1   GSAA Trust, Floating Rate Note, 6/25/35                        8,986
         62,076          0.88           A/A2   GSAMP Trust, Floating Rate
                                               Note, 3/25/35                                                 59,186
            661          0.61        AAA/Aaa   GSAMP Trust, Floating Rate Note,
                                               7/25/45                                                          660
        315,599                        A+/B1   Home Equity Mortgage Trust, 5.821%,
                                               4/25/35 (Step)                                               309,264
         95,063          0.58          BB/A2   IXIS Real Estate Capital Trust, Floating
                                               Rate Note, 2/25/36                                            85,934
         48,562                       AAA/NR   Leaf II Receivables Funding LLC, 3.45%,
                                               6/20/16 (144A)                                                48,508
      1,554,114          0.69         AA+/A2   Lehman ABS Manufactured Housing Contract
                                               Trust, Floating Rate Note, 6/15/33                         1,478,459
        459,784                    CCC+/Caa3   Local Insight Media Finance LLC, 5.88%,
                                               10/23/37 (144A)                                              183,914
        550,000          2.49      BBB+/Baa3   Madison Avenue Manufactured Housing
                                               Contract, Floating Rate Note, 3/25/32                        508,110
        421,324          0.44      BBB-/Baa1   Morgan Stanley ABS Capital I, Floating
                                               Rate Note, 12/25/35                                          411,433
        138,199          0.56         AAA/B1   Morgan Stanley Home Equity Loan Trust,
                                               Floating Rate Note, 9/25/35                                  121,238
        222,984          0.50        AAA/Aa3   Option One Mortgage Loan Trust, Floating
                                               Rate Note, 11/25/35                                          214,333
        126,556          0.36        BBB/Aa3   Option One Mortgage Loan Trust, Floating
                                               Rate Note, 2/25/38                                           125,590
        547,000          1.44        AAA/Aaa   PFS Financing Corp., Floating Rate Note,
                                               2/15/16 (144A)                                               548,885
        761,886                       AA/Ba1   Popular ABS Mortgage Pass-Through
                                               Trust, 5.181%, 9/25/34 (Step)                                535,448
        195,242          0.68         AA+/A1   RASC Trust, Floating Rate Note, 8/25/35                      187,691

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 19

-------------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------------------------
                                                Thrifts & Mortgage Finance -- (continued)
         96,488          1.21         BBB-/B3   Saxon Asset Securities Trust, Floating
                                                Rate Note, 1/25/32                                    $      68,878
      1,121,830                         AA/NR   SNAAC Auto Receivables Trust, 1.78%,
                                                6/15/16 (144A)                                            1,123,574
        221,706          1.02           AA/A3   Soundview Home Equity Loan Trust,
                                                Floating Rate Note, 6/25/35                                 210,419
        248,700                         B+/A2   Structured Asset Securities Corp.,
                                                4.44%, 2/25/35 (Step)                                       249,094
         54,935          0.32          AA/Aaa   Structured Asset Securities Corp.,
                                                Floating Rate Note, 1/25/37                                  54,855
         84,191          0.29         BBB/Aa1   Structured Asset Securities Corp.,
                                                Floating Rate Note, 2/25/37                                  82,439
        371,813          0.61          AAA/A2   Wachovia Mortgage Loan Trust LLC,
                                                Floating Rate Note, 10/25/35                                355,228
                                                                                                      -------------
                                                                                                      $  17,563,272
                                                                                                      -------------
                                                Total Banks                                           $  17,796,167
-------------------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 3.6%
                                                Other Diversified Financial Services -- 0.9%
         73,825          0.68          AA/Aa2   Asset Backed Securities Corp., Home
                                                Equity, Floating Rate Note, 4/25/35                   $      72,533
        197,460                          A/NR   DT Auto Owner Trust, 3.46%, 1/15/14
                                                (144A)                                                      197,644
        325,000                        BBB/NR   DT Auto Owner Trust, 4.89%, 1/17/17
                                                (144A)                                                      327,924
         29,349                         NR/NR   DT Auto Owner Trust, 5.92%, 10/15/15
                                                (144A)                                                       29,538
        313,212          0.65         AAA/Aaa   Home Equity Asset Trust, Floating Rate
                                                Note, 11/25/35                                              308,655
        169,080          0.42          AAA/A1   Home Equity Asset Trust, Floating Rate
                                                Note, 7/25/36                                               167,535
        144,533          0.68           AA/A1   Home Equity Asset Trust, Floating
                                                Rate Note, 8/25/35                                          140,043
         45,007                         B/Ba1   JP Morgan Mortgage Acquisition Corp.,
                                                5.453%, 11/25/36 (Step)                                      44,897
        428,890          1.24         A+/Baa3   Sierra Receivables Funding Co., LLC,
                                                Floating Rate Note, 9/20/19 (144A)                          423,085
        283,730                       AAA/Aaa   SVO VOI Mortgage Corp., 5.25%,
                                                2/20/21 (144A)                                              286,257
                                                                                                      -------------
                                                                                                      $   1,998,111
-------------------------------------------------------------------------------------------------------------------
                                                Specialized Finance -- 1.6%
        433,649          0.51         AA/Baa3   Aegis Asset Backed Securities Trust,
                                                Floating Rate Note, 12/25/35                          $     379,841
        642,597          0.60         AAA/Aaa   Aegis Asset Backed Securities Trust,
                                                Floating Rate Note, 9/25/34                                 588,015

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- (continued)
       614,112                       AAA/Aaa   Conseco Finance, 7.55%, 4/15/32
                                               (Step)                                                 $     638,799
       105,076          6.69         AAA/Aaa   Conseco Finance, Floating
                                               Rate Note, 11/15/32                                          105,781
       340,754                       NR/Baa1   Irwin Home Equity Corp., 5.32%,
                                               6/25/35 (Step)                                               330,864
        13,811          0.67         AA+/Aa1   Mastr Asset Backed Securities Trust,
                                               Floating Rate Note, 5/25/35                                   13,748
       162,497          0.59         AAA/Aaa   New Century Home Equity Loan Trust,
                                               Floating Rate Note, 3/25/35                                  152,659
     1,298,761          0.54         AAA/Aa1   New Century Home Equity Loan Trust,
                                               Floating Rate Note, 6/25/35                                1,280,908
                                                                                                      -------------
                                                                                                      $   3,490,615
-------------------------------------------------------------------------------------------------------------------
                                               Consumer Finance -- 0.9%
       247,917                          A/NR   Global SC Finance SRL, 4.11%,
                                               7/19/27 (144A)                                         $     255,220
       350,000          0.30         AAA/Aaa   MBNA Credit Card Master Note Trust,
                                               Floating Rate Note, 10/15/15                                 350,000
       800,000          2.74           NR/A2   Navistar Financial Dealer Note Master Trust,
                                               Floating Rate Note, 10/25/16 (144A)                          800,002
       178,284                       AA/Baa1   Residential Funding Mortgage
                                               Securities II Home Loan Trust, 5.27%,
                                               4/25/28 (Step)                                               167,444
       380,000          1.20         AAA/Aaa   SLM Student Loan Trust, Floating
                                               Rate Note, 4/27/26 (144A)                                    376,667
                                                                                                      -------------
                                                                                                      $   1,949,333
-------------------------------------------------------------------------------------------------------------------
                                               Asset Management & Custody Banks -- 0.2%
       488,499          0.64            B/B3   Southern Pacific Secured Asset Corp.,
                                               Floating Rate Note, 3/25/28                            $     338,835
                                                                                                      -------------
                                               Total Diversified Financials                           $   7,776,894
-------------------------------------------------------------------------------------------------------------------
                                               TOTAL ASSET BACKED SECURITIES
                                               (Cost $30,337,751)                                     $  29,713,082
-------------------------------------------------------------------------------------------------------------------
                                               COLLATERALIZED MORTGAGE
                                               OBLIGATIONS -- 31.3%
                                               BANKS -- 17.9%
                                               Thrifts & Mortgage Finance -- 17.9%
       390,000          5.75           NR/NR   American General Mortgage Loan Trust,
                                               Floating Rate Note, 9/25/48 (144A)                     $     391,368
       302,814                         NR/B2   Banc of America Alternative Loan Trust,
                                               5.25%, 5/25/34                                               308,339
       405,286          0.69           NR/A1   Banc of America Alternative Loan Trust,
                                               Floating Rate Note, 12/25/33                                 387,941
       120,742                         CC/B1   Banc of America Funding Corp.,
                                               5.75%, 10/25/35                                              123,501

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 21

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
     2,004,359                       NR/Caa2   Bayview Commercial Asset Trust, 3.89%,
                                               9/25/37 (Step) (144A)                                  $     185,403
        60,169          2.24           D/Ba1   Bayview Commercial Asset Trust, Floating
                                               Rate Note, 4/25/38 (144A)                                     61,088
     2,798,565          4.70         NR/Caa2   Bayview Commercial Asset Trust, Floating
                                               Rate Note, 7/25/37 (144A)                                    171,832
       133,223          3.30         AAA/Ba1   Bear Stearns Adjustable Rate Mortgage
                                               Trust, Floating Rate Note, 11/25/34                          134,312
       708,238                         NR/NR   Cendant Mortgage Corp., 6.25%,
                                               3/25/32 (144A)                                               675,793
        26,657          0.38          A+/Aaa   Citigroup Commercial Mortgage Trust,
                                               Floating Rate Note, 4/15/22 (144A)                            26,143
       522,521          0.45        BBB-/Aa2   Citigroup Commercial Mortgage Trust,
                                               Floating Rate Note, 4/15/22 (144A)                           496,771
       281,105                        NR/Aa2   Citigroup Mortgage Loan Trust, Inc.,
                                               7.0%, 9/25/33                                                291,642
       273,362          5.50           CC/NR   Citigroup Mortgage Loan Trust, Inc.,
                                               Floating Rate Note, 11/25/35                                  36,339
       253,836          2.84           CC/NR   Citigroup Mortgage Loan Trust, Inc.,
                                               Floating Rate Note, 4/25/35                                  167,377
        66,164          1.19           NR/WR   Collateralized Mortgage Obligation Trust,
                                               Floating Rate Note, 7/1/18                                    66,984
       383,343          0.34         AAA/Aaa   Commercial Mortgage Pass Through
                                               Certificates, Floating Rate Note,
                                               12/15/20 (144A)                                              372,886
       100,000          0.37          AA-/A1   Commercial Mortgage Pass Through
                                               Certificates, Floating Rate Note,
                                               12/15/20 (144A)                                               91,272
       335,788          0.42           A+/A1   Commercial Mortgage Pass Through
                                               Certificates, Floating Rate Note,
                                               6/15/22 (144A)                                               319,808
       504,192                        AAA/B2   Countrywide Alternative Loan Trust,
                                               4.75%, 10/25/33                                              513,317
       308,067          0.69           B-/NR   Countrywide Alternative Loan Trust,
                                               Floating Rate Note, 8/25/18                                  288,139
       309,182          0.69         AAA/Ba1   Countrywide Alternative Loan Trust,
                                               Floating Rate Note, 9/25/34                                  298,719
     1,073,577                         BB/NR   Countrywide Home Loan Mortgage Pass
                                               Through Trust, 5.5%, 10/25/32                              1,110,387
       216,295          1.48          AAA/NR   Deutsche Mortgage Securities, Inc.,
                                               Floating Rate Note, 6/28/47 (144A)                           216,430
       154,361          0.61         AAA/Aa3   Downey Savings & Loan Association
                                               Mortgage Loan Trust, Floating Rate
                                               Note, 7/19/44                                                132,382
       693,503                       AAA/Aaa   Extended Stay America Trust, 2.951%,
                                               11/5/27 (144A)                                               699,352

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
    23,000,000          1.37          BBB/A2   Extended Stay America Trust, Floating
                                               Rate Note, 1/5/16 (144A)                               $      70,288
       121,361                        CCC/NR   First Horizon Asset Securities, Inc.,
                                               6.0%, 5/25/36                                                122,377
        65,025          2.59          AAA/A1   First Horizon Asset Securities, Inc.,
                                               Floating Rate Note, 2/25/34                                   61,477
       145,039                       AAA/Aaa   First Union-Lehman Brothers-Bank of
                                               America, 6.778%, 11/18/35                                    145,670
       167,738          0.67         AA+/Aa2   GE Business Loan Trust, Floating Rate
                                               Note, 4/15/31 (144A)                                         157,839
       302,098          0.53          AA/Aa2   GE Business Loan Trust, Floating Rate
                                               Note, 5/15/32 (144A)                                         280,049
       445,000          5.65          NR/Aa3   GE Capital Commercial Mortgage Corp.,
                                               Floating Rate Note, 7/10/37 (144A)                           458,119
       250,000          5.31       BBB+/Baa2   GMAC Commercial Mortgage Securities, Inc.,
                                               Floating Rate Note, 5/10/36 (144A)                           249,588
       150,000          5.66           B+/NR   GMAC Commercial Mortgage Securities, Inc.,
                                               Floating Rate Note, 5/10/40 (144A)                           145,140
       350,000                         NR/NR   GS Mortgage Securities Corp., II, 4.209%,
                                               2/10/21 (144A)                                               352,415
       500,000          1.26         AAA/Aaa   GS Mortgage Securities Corp., II, Floating
                                               Rate Note, 3/6/20 (144A)                                     498,436
       100,000          2.20           AA/NR   GS Mortgage Securities Corp., II, Floating
                                               Rate Note, 3/6/20 (144A)                                      99,062
        93,625                        NR/Aa3   GSR Mortgage Loan Trust, 5.5%,
                                               3/25/35                                                       93,446
       287,303          3.06          AAA/B1   GSR Mortgage Loan Trust, Floating Rate
                                               Note, 6/25/34                                                288,850
       263,593          5.25          BB+/NR   GSR Mortgage Loan Trust, Floating
                                               Rate Note, 7/25/35                                           259,586
       407,167          2.82          AAA/NR   GSR Mortgage Loan Trust, Floating
                                               Rate Note, 8/25/33                                           409,401
       764,734          2.65          AAA/NR   GSR Mortgage Loan Trust, Floating
                                               Rate Note, 9/25/35                                           765,632
       284,343          0.59         AAA/Aa3   Homestar Mortgage Acceptance Corp.,
                                               Floating Rate Note, 6/25/34                                  281,599
        60,043          2.04           CCC/C   Impac CMB Trust, Floating Rate Note,
                                               11/25/34                                                      20,250
     1,731,400          0.88         AAA/Ba3   Impac CMB Trust, Floating Rate Note,
                                               9/25/34                                                    1,540,878
       399,636                        NR/Aaa   JP Morgan Chase Commercial Mortgage
                                               Securities Corp., 5.45%, 12/12/43                            400,761
       701,629                        NR/Aaa   JP Morgan Chase Commercial Mortgage
                                               Securities Corp., 5.819%, 6/12/43                            718,572
       214,290          0.60          NR/Ba1   JP Morgan Chase Commercial Mortgage
                                               Securities Corp., Floating Rate Note,
                                               11/ 15/18 (144A)                                             180,864

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 23

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
       475,000          5.92         AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                               Securities Corp., Floating Rate Note,
                                               2/12/49                                               $      501,502
       250,000          0.39          A-/Aa3   JP Morgan Chase Commercial Mortgage
                                               Securities Corp., Floating Rate Note,
                                               5/15/47                                                      236,026
       102,973                         NR/B2   JP Morgan Mortgage Trust, 6.0%,
                                               8/25/36                                                        8,624
       589,760          2.37        AAA/Baa1   JP Morgan Mortgage Trust, Floating Rate
                                               Note, 10/25/33                                               611,045
       356,942          2.49        AAA/Baa3   JP Morgan Mortgage Trust, Floating Rate
                                               Note, 2/25/34                                                365,343
        16,061          4.43          AAA/A3   JP Morgan Mortgage Trust, Floating Rate
                                               Note, 2/25/35                                                 16,225
       156,229                       AAA/Aaa   LB-UBS Commercial Mortgage Trust,
                                               4.664%, 7/15/30                                              157,569
       650,000          5.62         BBB+/NR   LB-UBS Commercial Mortgage Trust,
                                               Floating Rate Note, 10/15/35 (144A)                          647,256
       198,017          6.33         AAA/Aaa   LB-UBS Commercial Mortgage Trust,
                                               Floating Rate Note, 4/15/41                                  215,825
       939,326          0.41         AA+/Aaa   Lehman Brothers Floating Rate Commercial
                                               Mortgage Trust, Floating Rate Note,
                                               9/15/21 (144A)                                               915,843
       339,476          0.76           BB/B2   Lehman Brothers Small Balance Commercial,
                                               Floating Rate Note, 9/25/30 (144A)                           100,478
        71,645                         A-/NR   MASTR Alternative Loans Trust, 4.5%,
                                               1/25/15                                                       71,864
       259,178          6.74           A-/NR   MASTR Seasoned Securities Trust, Floating
                                               Rate Note, 9/25/32                                           272,376
        32,602                       AAA/Aaa   Merrill Lynch Mortgage Trust, 4.556%,
                                               6/12/43                                                       32,685
       281,908          0.70          AAA/A3   MLCC Mortgage Investors, Inc., Floating
                                               Rate Note, 4/25/29                                           269,836
       700,000                         NR/NR   Morgan Stanley Reremic Trust, 5.0%,
                                               11/26/36 (144A)                                              682,500
       248,838                        NR/Aa3   PHH Mortgage Capital LLC, 6.6%,
                                               12/25/27 (Step) (144A)                                       242,753
       295,000                         A+/NR   Prudential Commercial Mortgage Trust,
                                               4.706%, 2/11/36                                              292,116
       791,941                         B+/B2   RAAC Series, 6.0%, 1/25/32                                   807,894
       325,150          6.24            A/NR   RAMP Trust, Floating Rate Note, 5/25/18                      332,715
       443,250                        CCC/NR   Residential Asset Securitization Trust,
                                               5.5%, 7/25/35                                                428,575
       522,018                         B+/NR   Residential Asset Securitization Trust,
                                               5.75%, 12/25/34                                              535,444
     2,020,864          0.64          AAA/NR   Residential Asset Securitization Trust,
                                               Floating Rate Note, 5/25/33                                1,823,153

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
        86,795         0.74           AAA/NR   Residential Asset Securitization Trust,
                                               Floating Rate Note, 7/25/33                            $      86,294
       547,791         7.37           NR/Aaa   Salomon Brothers Mortgage Securities VII,
                                               Inc., Floating Rate Note, 5/18/32
                                               (144A)                                                       560,549
       880,897         0.51         AAA/Baa1   Sequoia Mortgage Trust, Floating Rate
                                               Note, 1/20/35                                                756,565
       322,532         1.02           AAA/A3   Sequoia Mortgage Trust, Floating Rate
                                               Note, 1/20/35                                                288,764
       223,934         0.56         AAA/Baa3   Sequoia Mortgage Trust, Floating Rate
                                               Note, 11/20/34                                               212,125
       569,743         0.98           AAA/B1   Sequoia Mortgage Trust, Floating Rate
                                               Note, 2/20/35                                                525,240
       400,982         2.10         AAA/Baa3   Sequoia Mortgage Trust, Floating Rate
                                               Note, 8/20/34                                                403,945
       287,687         0.86         AAA/Baa3   Sequoia Mortgage Trust, Floating Rate
                                               Note, 9/20/33                                                264,000
       416,663         2.22           AAA/NR   Springleaf Mortgage Loan Trust, Floating
                                               Rate Note, 10/25/57 (144A)                                   417,444
       717,264         3.86         CCC/Caa3   Structured Asset Mortgage Investments,
                                               Inc., Floating Rate Note, 5/25/45                            474,374
       907,744         0.75          AA+/Aaa   Structured Asset Mortgage Investments,
                                               Inc., Floating Rate Note, 8/26/35                            902,000
       290,811         2.88         AAA/Baa3   Structured Asset Securities Corp., Floating
                                               Rate Note, 10/25/33                                          291,461
       311,344         0.89            NR/NR   Structured Asset Securities Corp., Floating
                                               Rate Note, 10/25/37 (144A)                                   300,446
       424,436         0.74         AAA/Baa3   Structured Asset Securities Corp., Floating
                                               Rate Note, 12/25/33                                          410,387
     1,260,959         2.78         AAA/Baa3   Structured Asset Securities Corp., Floating
                                               Rate Note, 7/25/33                                         1,230,360
       144,614         1.87           AAA/A1   Thornburg Mortgage Securities Trust,
                                               Floating Rate Note, 3/25/44                                  145,705
       340,275         1.91          AAA/Ba1   Thornburg Mortgage Securities Trust,
                                               Floating Rate Note, 3/25/44                                  334,572
       274,411         4.11          AAA/Ba1   Thornburg Mortgage Securities Trust,
                                               Floating Rate Note, 3/25/44                                  279,772
     1,592,975         0.98         AAA/Baa3   Thornburg Mortgage Securities Trust,
                                               Floating Rate Note, 9/25/44                                1,540,977
       500,000         5.61           AA-/NR   Wachovia Bank Commercial Mortgage
                                               Trust, Floating Rate Note, 4/15/35
                                               (144A)                                                       500,498
    81,407,537         0.14          AAA/Aaa   Wachovia Bank Commercial Mortgage
                                               Trust, Floating Rate Note, 6/15/45                            31,830
       385,859         0.33          AA+/Aaa   Wachovia Bank Commercial Mortgage
                                               Trust, Floating Rate Note, 9/15/21
                                               (144A)                                                       381,939

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 25

------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
       650,000          5.30          BBB/NR   WAMU Commercial Mortgage Securities Trust,
                                               Floating Rate Note, 5/25/36 (144A)                     $    673,124
       310,083                      AAA/Baa3   Wells Fargo Mortgage Backed Securities
                                               Trust, 4.75%, 12/25/18                                      321,055
        98,573                        AAA/A1   Wells Fargo Mortgage Backed Securities
                                               Trust, 5.0%, 11/25/36                                       102,547
       700,100                       NR/Caa1   Wells Fargo Mortgage Backed Securities
                                               Trust, 5.75%, 3/25/36                                       693,691
       940,855          2.64        BBB-/Ba2   Wells Fargo Mortgage Backed Securities
                                               Trust, Floating Rate Note, 3/25/35                          931,368
       562,704          5.02          NR/Ba2   Wells Fargo Mortgage Backed Securities
                                               Trust, Floating Rate Note, 4/25/35                          573,528
                                                                                                      ------------
                                                                                                      $ 38,370,031
                                                                                                      ------------
                                               Total Banks                                            $ 38,370,031
------------------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 4.7%
                                               Other Diversified Financial Services -- 3.9%
       210,000                       A+/Baa2   American Tower Trust, 5.957%, 4/15/37
                                               (144A)                                                 $    219,560
       304,716          3.13          AAA/NR   Banc of America Mortgage Securities, Inc.,
                                               Floating Rate Note, 7/25/33                                 306,740
     1,501,378          3.01         NR/Baa3   Banc of America Mortgage Securities, Inc.,
                                               Floating Rate Note, 9/25/33                               1,500,342
       149,853          0.98         A+/Baa1   Bear Stearns Alt-A Trust, Floating Rate
                                               Note, 11/25/34                                              137,371
       312,697                        NR/Aaa   Credit Suisse Mortgage Capital Certificates,
                                               5.268%, 2/15/40                                             312,618
       335,251          0.36        BBB+/Aaa   Credit Suisse Mortgage Capital Certificates,
                                               Floating Rate Note, 2/15/22 (144A)                          325,600
       600,000          4.25           NR/NR   Credit Suisse Mortgage Capital Certificates,
                                               Floating Rate Note, 6/25/50 (144A)                          575,884
       332,911          2.53           B-/NR   Merrill Lynch Mortgage Investors, Inc.,
                                               Floating Rate Note, 2/25/35                                 336,295
       250,000          0.94         BBB+/A3   Morgan Stanley Capital I, Inc., Floating
                                               Rate Note, 12/15/20 (144A)                                  229,822
       950,000                      AAA/Baa3   RALI Trust, 4.0%, 7/25/33                                   940,333
     1,208,734                       AAA/Ba1   RALI Trust, 4.25%, 1/25/34                                1,227,706
       244,964                       AAA/Ba3   RALI Trust, 4.75%, 4/25/34                                  245,672
        79,521                        NR/Ba1   RALI Trust, 5.0%, 7/25/18                                    81,368
       344,256                         NR/B3   RALI Trust, 5.5%, 12/25/34                                  340,784
       250,000                       AAA/Ba3   RALI Trust, 5.5%, 8/25/33                                   259,688
       325,000                      AAA/Baa3   RALI Trust, 5.5%, 9/25/33                                   335,446
       142,767                       AAA/Aa1   RALI Trust, 5.75%, 10/25/33                                 142,845
       256,470          0.79         AAA/Ba1   RALI Trust, Floating Rate Note, 1/25/34                     244,602
       529,598          0.79         NR/Baa1   RALI Trust, Floating Rate Note, 10/25/17                    498,474

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               Other Diversified Financial Services -- (continued)
       152,169          0.98         AAA/Aa1   Structured Adjustable Rate Mortgage
                                               Loan Trust, Floating Rate Note, 1/25/35                $     150,989
        20,865          5.93           NR/NR   Vericrest Opportunity Loan Transferee,
                                               Floating Rate Note, 12/26/50 (144A)                           20,867
                                                                                                      -------------
                                                                                                      $   8,433,006
-------------------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.4%
       104,217          0.34           A/Aaa   Indymac Index Mortgage Loan Trust,
                                               Floating Rate Note, 2/25/37                            $     103,212
       700,000          1.86         AAA/Aaa   Permanent Master Issuer Plc, Floating
                                               Rate Note, 7/15/42 (144A)                                    708,629
                                                                                                      -------------
                                                                                                      $     811,841
-------------------------------------------------------------------------------------------------------------------
                                               Consumer Finance -- 0.1%
       244,231          4.57          AAA/A2   GMAC Mortgage Corp., Loan Trust,
                                               Floating Rate Note, 10/19/33                           $     253,626
-------------------------------------------------------------------------------------------------------------------
                                               Asset Management & Custody Banks -- 0.1%
       139,370          2.83           NR/NR   Jefferies & Co., Inc., Floating Rate Note,
                                               5/26/37 (144A)                                         $     138,886
-------------------------------------------------------------------------------------------------------------------
                                               Investment Banking & Brokerage -- 0.2%
       460,000                         NR/A3   Morgan Stanley Dean Witter Capital I,
                                               6.79%, 7/15/33                                         $     475,934
                                                                                                      -------------
                                               Total Diversified Financials                           $  10,113,293
-------------------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 1.7%
                                               Mortgage REIT's -- 1.7%
       851,880                       AAA/Aaa   American Home Mortgage Investment
                                               Trust, 5.01%, 10/25/34 (Step)                          $     867,690
       319,254          2.71         AAA/Ba1   American Home Mortgage Investment Trust,
                                               Floating Rate Note, 6/25/45                                  307,660
       143,031                        BBB/NR   Credit Suisse First Boston Mortgage
                                               Securities Corp., 5.25%, 10/25/19                            145,310
        82,802                        AAA/NR   Credit Suisse First Boston Mortgage
                                               Securities Corp., 5.5%, 6/25/33                               82,619
     1,097,290                        NR/Aaa   Credit Suisse First Boston Mortgage
                                               Securities Corp., 7.13%, 11/15/30                          1,126,130
       368,099                      AAA/Baa3   Credit Suisse First Boston Mortgage
                                               Securities Corp., 7.5%, 5/25/32                              381,031
       189,425          1.59         AA+/Aa2   Credit Suisse First Boston Mortgage
                                               Securities Corp., Floating Rate Note,
                                               12/25/33                                                     180,027
       196,432          1.74          AA+/WR   Credit Suisse First Boston Mortgage
                                               Securities Corp., Floating Rate Note,
                                               8/25/33                                                      184,245

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 27

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               Mortgage REIT's -- (continued)
       750,000          6.45          D/Caa2   Credit Suisse First Boston Mortgage
                                               Securities Corp., Floating Rate Note,
                                               9/15/34 (144A)                                         $     353,325
                                                                                                      -------------
                                                                                                      $   3,628,037
                                                                                                      -------------
                                               Total Real Estate                                      $   3,628,037
-------------------------------------------------------------------------------------------------------------------
                                               GOVERNMENT -- 7.0%
       166,783                         NR/NR   Fannie Mae Benchmark REMIC,
                                               5.45%, 12/25/20                                        $     171,052
     4,433,679          3.71          NR/Aa1   Fannie Mae Grantor Trust, Floating
                                               Rate Note, 10/25/40                                        4,273,150
     1,197,889          3.34           NR/NR   Fannie Mae Grantor Trust, Floating
                                               Rate Note, 7/25/43                                         1,293,261
       456,288                         NR/NR   Fannie Mae REMICS, 3.0%, 1/25/21                             475,131
        70,200                         NR/NR   Fannie Mae REMICS, 5.69%, 1/25/32                             71,817
       447,814                         NR/NR   Fannie Mae REMICS, 6.0%, 3/25/35                             475,789
       219,690                         NR/NR   Fannie Mae REMICS, 6.0%, 6/25/29                             246,229
       253,670          0.54           NR/NR   Fannie Mae REMICS, Floating
                                               Rate Note, 7/25/35                                           253,907
       307,427          2.74           NR/NR   Fannie Mae Whole Loan, Floating
                                               Rate Note, 4/25/45                                           309,728
       296,339          2.26           NR/NR   Fannie Mae Whole Loan, Floating
                                               Rate Note, 6/25/35                                           318,858
     1,153,021          2.75           NR/NR   Fannie Mae Whole Loan, Floating
                                               Rate Note, 7/25/42                                         1,147,929
        43,964                        NR/Aa1   Freddie Mac REMICS, 3.25%, 6/15/17                            44,148
       560,142                        NR/Aa1   Freddie Mac REMICS, 4.0%, 6/15/22                            570,301
        70,887                         NR/NR   Freddie Mac REMICS, 4.5%, 8/15/17                             71,640
       332,255                         NR/NR   Freddie Mac REMICS, 5.5%, 10/15/35                           348,934
        57,519                         NR/NR   Freddie Mac REMICS, 5.5%, 3/15/32                             58,884
       412,806                        NR/Aa1   Government National Mortgage Association,
                                               4.009%, 5/16/37                                              424,135
       350,000                        NR/Aa1   Government National Mortgage Association,
                                               4.549%, 6/16/28                                              363,588
     1,285,214                         NR/NR   Government National Mortgage Association,
                                               5.0%, 1/20/16                                              1,371,541
     3,392,004          1.74           NR/NR   Government National Mortgage Association,
                                               Floating Rate Note, 10/16/43                                 253,780
    17,540,764          0.68           NR/NR   Government National Mortgage Association,
                                               Floating Rate Note, 11/16/51                                 758,042
    16,457,241          1.44         AAA/Aa1   Government National Mortgage Association,
                                               Floating Rate Note, 2/16/52                                  959,079
     1,991,992          1.03           NR/NR   Government National Mortgage Association,
                                               Floating Rate Note, 2/16/53                                  176,640

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               GOVERNMENT -- (continued)
     4,210,009          1.26           NR/NR   Government National Mortgage Association,
                                               Floating Rate Note, 3/16/51                            $     208,404
     1,196,711          1.05           NR/NR   Government National Mortgage Association,
                                               Floating Rate Note, 3/16/53                                  102,136
     1,986,727          1.10           NR/NR   Government National Mortgage Association,
                                               Floating Rate Note, 8/16/52                                  158,312
     1,797,057          1.07           NR/NR   Government National Mortgage Association,
                                               Floating Rate Note, 9/16/52                                  162,889
                                                                                                      -------------
                                                                                                      $  15,069,304
                                                                                                      -------------
                                               Total Government                                       $  15,069,304
-------------------------------------------------------------------------------------------------------------------
                                               TOTAL COLLATERALIZED
                                               MORTGAGE OBLIGATIONS
                                               (Cost $69,001,309)                                     $  67,180,665
-------------------------------------------------------------------------------------------------------------------
                                               CORPORATE BONDS -- 30.7%
                                               ENERGY -- 1.3%
                                               Oil & Gas Equipment & Services -- 0.3%
       739,000                      BBB/Baa2   Weatherford International, Ltd., Bermuda,
                                               5.15%, 3/15/13                                         $     754,670
-------------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Exploration & Production -- 0.5%
       250,000                         A/Aa3   Ras Laffan Liquefied Natural Gas Co.,
                                               Ltd., III, 5.5%, 9/30/14 (144A)                        $     269,375
       250,000                         A/Aa3   Ras Laffan Liquefied Natural Gas Co.,
                                               Ltd., III, 4.5%, 9/30/12 (144A)                              250,000
       500,000                     BBB-/Baa2   TNK-BP Finance SA, 7.5%, 3/13/13
                                               (144A)                                                       515,625
                                                                                                      -------------
                                                                                                      $   1,035,000
-------------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Storage & Transportation -- 0.5%
       250,000                      BBB/Baa2   Plains All American Pipeline LP, 4.25%,
                                               9/1/12                                                 $     250,000
       750,000                      BBB/Baa2   Williams Partners LP, 3.8%, 2/15/15                          795,976
                                                                                                      -------------
                                                                                                      $   1,045,976
                                                                                                      -------------
                                               Total Energy                                           $   2,835,646
-------------------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 0.9%
                                               Industrial Gases -- 0.2%
       500,000                      BBB/Baa2   Airgas, Inc., 2.85%, 10/1/13                           $     510,470
-------------------------------------------------------------------------------------------------------------------
                                               Specialty Chemicals -- 0.3%
       536,000                      BBB/Baa2   Cytec Industries, Inc., 4.6%, 7/1/13                   $     548,446
-------------------------------------------------------------------------------------------------------------------
                                               Construction Materials -- 0.2%
       360,000                     BBB+/Baa2   CRH America, Inc., 5.3%, 10/15/13                      $     374,772
-------------------------------------------------------------------------------------------------------------------
                                               Gold -- 0.2%
       500,000                     BBB+/Baa1   Barrick Gold Corp., 1.75%, 5/30/14                     $     508,088
                                                                                                      -------------
                                               Total Materials                                        $   1,941,776
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 29

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 0.9%
                                               Aerospace & Defense -- 0.2%
       500,000                          A/A2   United Technologies Corp., 1.2%,
                                               6/1/15                                                 $     508,772
-------------------------------------------------------------------------------------------------------------------
                                               Trading Companies & Distributors -- 0.7%
       440,000                      BBB/Baa2   GATX Corp., 4.75%, 10/1/12                             $     441,212
     1,000,000                      BBB/Baa2   Glencore Funding LLC, 6.0%, 4/15/14
                                               (144A)                                                     1,053,542
                                                                                                      -------------
                                                                                                      $   1,494,754
                                                                                                      -------------
                                               Total Capital Goods                                    $   2,003,526
-------------------------------------------------------------------------------------------------------------------
                                               AUTOMOBILES & COMPONENTS -- 0.9%
                                               Auto Parts & Equipment -- 0.3%
       725,000          0.85       BBB+/Baa1   Johnson Controls, Inc., Floating Rate
                                               Note, 2/4/14                                           $     727,273
-------------------------------------------------------------------------------------------------------------------
                                               Automobile Manufacturers -- 0.6%
     1,000,000                     BBB+/Baa2   Hyundai Motor Manufacturing Czech sro,
                                               4.5%, 4/15/15 (144A)                                   $   1,062,800
       100,000                       BBB+/A3   Nissan Motor Acceptance Corp., 4.5%,
                                               1/30/15 (144A)                                               107,012
                                                                                                      -------------
                                                                                                      $   1,169,812
                                                                                                      -------------
                                               Total Automobiles & Components                         $   1,897,085
-------------------------------------------------------------------------------------------------------------------
                                               MEDIA -- 0.4%
                                               Broadcasting -- 0.4%
       750,000                      BBB/Baa2   Discovery Communications LLC,
                                               3.7%, 6/1/15                                           $     804,028
                                                                                                      -------------
                                               Total Media                                            $     804,028
-------------------------------------------------------------------------------------------------------------------
                                               FOOD, BEVERAGE & TOBACCO -- 0.4%
                                               Brewers -- 0.3%
       500,000                     BBB+/Baa1   SABMiller Holdings, Inc., 1.85%,
                                               1/15/15 (144A)                                         $     512,262
-------------------------------------------------------------------------------------------------------------------
                                               Packaged Foods & Meats -- 0.1%
       250,000          0.74         BBB+/A2   Campbell Soup Co., Floating Rate
                                               Note, 8/1/14                                           $     251,194
                                                                                                      -------------
                                               Total Food, Beverage & Tobacco                         $     763,456
-------------------------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                                               Health Care Equipment -- 0.2%
       510,000                        A/Baa1   St Jude Medical, Inc., 2.5%, 1/15/16                   $     532,201
-------------------------------------------------------------------------------------------------------------------
                                               Health Care Distributors -- 0.3%
       500,000                       A-/Baa2   Cardinal Health, Inc., 4.0%, 6/15/15                   $     539,045
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               Health Care Services -- 0.5%
     1,000,000                     BBB+/Baa3   Express Scripts Holding Co., 3.125%,
                                               5/15/16                                                $   1,063,104
                                                                                                      -------------
                                               Total Health Care Equipment
                                               & Services                                             $   2,134,350
-------------------------------------------------------------------------------------------------------------------
                                               PHARMACEUTICALS, BIOTECHNOLOGY
                                               & LIFE SCIENCES -- 0.9%
                                               Life Sciences Tools & Services -- 0.9%
       500,000                     BBB+/Baa2   Agilent Technologies, Inc., 2.5%,
                                               7/15/13                                                $     506,542
       620,000                       BBB+/NR   Agilent Technologies, Inc., 5.5%,
                                               9/14/15                                                      694,317
       750,000                      BBB/Baa3   Life Technologies Corp., 3.375%, 3/1/13                      757,193
                                                                                                      -------------
                                                                                                      $   1,958,052
                                                                                                      -------------
                                               Total Pharmaceuticals, Biotechnology
                                               & Life Sciences                                        $   1,958,052
-------------------------------------------------------------------------------------------------------------------
                                               BANKS -- 4.6%
                                               Diversified Banks -- 3.0%
       500,000          1.82            A/NR   Abbey National Treasury Services Plc
                                               London, Floating Rate Note, 6/10/13                    $     493,050
       750,000                         A+/A2   Barclays Bank Plc, 2.5%, 1/23/13                             754,946
       500,000                     BBB+/Baa3   BBVA US Senior SAU, 3.25%, 5/16/14                           495,607
     1,200,000          1.26         AA-/Aa3   HSBC Bank Plc, Floating Rate Note,
                                               1/17/14 (144A)                                             1,202,498
     1,000,000          1.09         AA-/Aa3   HSBC Bank Plc, Floating Rate Note,
                                               8/12/13 (144A)                                             1,000,912
       500,000                       A-/Baa2   Santander US Debt SAU, 2.485%,
                                               1/18/13 (144A)                                               494,570
       500,000                         A+/A2   Standard Chartered Plc, 3.85%,
                                               4/27/15 (144A)                                               522,750
       250,000                         A/Aa3   The Korea Development Bank, 5.3%,
                                               1/17/13                                                      253,495
       820,000                          A/A3   Wachovia Corp., 5.25%, 8/1/14                                882,152
       350,000          2.21           A+/A2   Wachovia Corp., Floating Rate Note,
                                               5/1/13                                                       353,962
                                                                                                      -------------
                                                                                                      $   6,453,942
-------------------------------------------------------------------------------------------------------------------
                                               Regional Banks -- 1.2%
       103,000                         A-/A2   BB&T Corp., 1.6%, 8/15/17                              $     104,615
       500,000                         A-/A2   BB&T Corp., 5.7%, 4/30/14                                    540,436
       275,000                     BBB+/Baa1   KeyBank NA Cleveland Ohio, 5.8%,
                                               7/1/14                                                       294,708
       500,000                     BBB+/Baa1   KeyCorp, 3.75%, 8/13/15                                      538,432
       215,000                     BBB+/Baa1   KeyCorp, 6.5%, 5/14/13                                       223,500

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 31

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               Regional Banks -- (continued)
       275,000          8.25        BBB/Baa3   PNC Financial Services Group, Inc.,
                                               Floating Rate Note, 5/29/49
                                               (Perpetual)                                            $     282,400
       500,000                      BBB/Baa1   SunTrust Banks, Inc., 3.5%, 1/20/17                          530,550
                                                                                                      -------------
                                                                                                      $   2,514,641
-------------------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- 0.4%
       325,000                     BBB-/Baa2   Astoria Financial Corp., 5.0%, 6/19/17                 $     332,831
       500,000          0.91         AAA/Aaa   Swedbank Hypotek AB, Floating Rate
                                               Note, 3/28/14 (144A)                                         499,259
                                                                                                      -------------
                                                                                                      $     832,090
                                                                                                      -------------
                                               Total Banks                                            $   9,800,673
-------------------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 9.4%
                                               Other Diversified Financial Services -- 4.9%
       500,000                       A-/Baa2   Bank of America Corp., 3.7%, 9/1/15                    $     522,106
       250,000          6.50          BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                               5/24/13 (Cat Bond) (144A)                                    253,000
     1,000,000                     BBB+/Baa3   Citigroup, Inc., 5.0%, 9/15/14                             1,046,069
       350,000                       A-/Baa2   Citigroup, Inc., 5.5%, 4/11/13                               359,505
       375,000         10.25          BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                               1/8/15 (Cat Bond) (144A)                                     382,688
     1,000,000                        AA+/A1   General Electric Capital Corp., 1.875%,
                                               9/16/13                                                    1,014,026
     1,000,000          1.30          AA+/A1   General Electric Capital Corp., Floating
                                               Rate Note, 12/20/13                                        1,000,499
       500,000          1.15          AA+/A1   General Electric Capital Corp., Floating
                                               Rate Note, 4/24/14                                           502,634
       500,000          1.09          AA+/A1   General Electric Capital Corp., Floating
                                               Rate Note, 4/7/14                                            501,915
       500,000          1.38          AA+/A1   General Electric Capital Corp., Floating
                                               Rate Note, 8/1/17                                            496,576
       500,000          4.00            A/A2   JPMorgan Chase & Co., Floating Rate
                                               Note, 2/25/21                                                495,268
       500,000          1.08            A/A2   JPMorgan Chase & Co., Floating Rate
                                               Note, 2/26/13                                                501,571
       500,000          6.00           BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                               1/8/14 (Cat Bond) (144A)                                     496,600
       500,000          6.25           BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                               5/17/13 (Cat Bond) (144A)                                    500,350
       250,000          9.97          BB-/NR   Loma Reinsurance, Ltd., Floating Rate
                                               Note, 12/21/12 (Cat Bond) (144A)                             250,075
       250,000          7.50          BB-/NR   Queen Street II Capital, Ltd., Floating Rate
                                               Note, 4/9/14 (Cat Bond) (144A)                               247,850
       250,000          6.25           BB/NR   Residential Reinsurance 2010, Ltd.,
                                               Floating Rate Note, 6/6/13 (Cat Bond)
                                               (144A)                                                       252,300

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               Other Diversified Financial Services -- (continued)
       250,000          0.00           BB/NR   Residential Reinsurance 2010, Ltd., Floating
                                               Rate Note, 6/6/13 (Cat Bond) (144A)                    $     252,925
       250,000          9.00          BB-/NR   Residential Reinsurance 2011, Ltd., Floating
                                               Rate Note, 6/6/15 (Cat Bond) (144A)                          250,650
       250,000          8.00          BB-/NR   Residential Reinsurance 2012, Ltd., Floating
                                               Rate Note, 6/6/16 (Cat Bond) (144A)                          251,000
       250,000          3.33         BBB-/NR   Vita Capital IV, Ltd., Floating Rate Note,
                                               1/15/16 (Cat Bond) (144A)                                    251,000
       750,000          3.12         BBB-/NR   Vita Capital V, Ltd., Floating Rate Note,
                                               1/15/17 (Cat Bond) (144A)                                    749,850
                                                                                                      -------------
                                                                                                      $  10,578,457
-------------------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.6%
       500,000                     BBB-/Baa3   Banque PSA Finance SA, 3.375%, 4/4/14
                                               (144A)                                                 $     495,046
       175,000                     BBB+/Baa1   Harley-Davidson Financial Services, Inc.,
                                               3.875%, 3/15/16 (144A)                                       185,893
       500,000                          A/A2   National Rural Utilities Cooperative
                                               Finance Corp., 5.4%, 10/15/13                                521,802
                                                                                                      -------------
                                                                                                      $   1,202,741
-------------------------------------------------------------------------------------------------------------------
                                               Consumer Finance -- 0.5%
       500,000                         A+/A1   American Honda Finance Corp., 2.375%,
                                               3/18/13 (144A)                                         $     504,960
       380,000                         A+/A1   American Honda Finance Corp., 6.7%,
                                               10/1/13 (144A)                                               404,553
       200,000                      BB+/Baa3   Ford Motor Credit Co., LLC, 3.875%,
                                               1/15/15                                                      208,108
                                                                                                      -------------
                                                                                                      $   1,117,621
-------------------------------------------------------------------------------------------------------------------
                                               Asset Management & Custody Banks -- 0.1%
       300,000                        AA-/A1   Franklin Resources, Inc., 3.125%,
                                               5/20/15                                                $     316,370
-------------------------------------------------------------------------------------------------------------------
                                               Investment Banking & Brokerage -- 3.3%
       500,000                       A-/Baa2   Merrill Lynch & Co., Inc., 6.15%,
                                               4/25/13                                                $     515,890
       500,000                       A-/Baa2   Merrill Lynch & Co., Inc., 5.0%, 2/3/14                      521,658
       898,000                       A-/Baa2   Merrill Lynch & Co., Inc., 5.45%, 2/5/13                     914,565
     1,000,000                       A-/Baa1   Morgan Stanley, Inc., 4.0%, 9/22/20
                                               (Step)                                                       994,715
       500,000                       A-/Baa1   Morgan Stanley, Inc., 5.0%, 8/31/25
                                               (Step)                                                       498,284
       275,000          3.10         A-/Baa1   Morgan Stanley, Inc., Floating Rate Note,
                                               11/9/18                                                      252,644
       750,000          2.94         A-/Baa1   Morgan Stanley, Inc., Floating Rate Note,
                                               5/14/13                                                      755,163
       250,000          4.75           B+/NR   Queen Street III Capital, Ltd., Floating Rate
                                               Note, 7/28/14 (Cat Bond) (144A)                              249,000

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 33

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               Investment Banking & Brokerage -- (continued)
       500,000                        A/Baa1   TD Ameritrade Holding Corp., 2.95%,
                                               12/1/12                                                $     502,377
       340,000                         A-/A3   The Goldman Sachs Group, Inc., 3.7%,
                                               8/1/15                                                       356,187
     1,000,000          1.44           A-/A3   The Goldman Sachs Group, Inc., Floating
                                               Rate Note, 2/7/14                                            995,277
       475,000          0.92           A-/A3   The Goldman Sachs Group, Inc., Floating
                                               Rate Note, 3/22/16                                           446,942
                                                                                                      -------------
                                                                                                      $   7,002,702
                                                                                                      -------------
                                               Total Diversified Financials                           $  20,217,891
-------------------------------------------------------------------------------------------------------------------
                                               INSURANCE -- 4.6%
                                               Life & Health Insurance -- 1.1%
        50,000                         A+/A1   Allstate Life Global Funding Trusts,
                                               5.375%, 4/30/13                                        $      51,620
       500,000                         A-/NR   Jefferson-Pilot Corp., 4.75%, 1/30/14                        522,224
       250,000                       A-/Baa2   Lincoln National Corp., 4.3%, 6/15/15                        266,536
       500,000                       BBB+/A3   Principal Financial Group, Inc., 7.875%,
                                               5/15/14                                                      558,156
       500,000                          A/NR   Prudential Covered Trust 2012-1, 2.997%,
                                               9/30/15 (144A)                                               517,881
       500,000                        A/Baa2   Prudential Financial, Inc., 2.75%,
                                               1/14/13                                                      503,843
                                                                                                      -------------
                                                                                                      $   2,420,260
-------------------------------------------------------------------------------------------------------------------
                                               Multi-line Insurance -- 0.9%
       500,000                      BBB/Baa3   Genworth Financial, Inc., 5.75%,
                                               6/15/14                                                $     513,922
       410,000                     BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                               6/15/14
                                               (144A)                                                       446,726
       550,000                       AA-/Aa3   Metropolitan Life Global Funding I, 2.5%,
                                               1/11/13 (144A)                                               553,686
       250,000                          A/A2   Metropolitan Life Insurance Co., 7.7%,
                                               11/1/15 (144A)                                               286,356
                                                                                                      -------------
                                                                                                      $   1,800,690
-------------------------------------------------------------------------------------------------------------------
                                               Property & Casualty Insurance -- 1.6%
     1,291,000                      BBB/Baa2   OneBeacon US Holdings, Inc., 5.875%,
                                               5/15/13                                                $   1,325,348
       500,000                      BBB/Baa3   Sirius International Group, Ltd., 6.375%,
                                               3/20/17 (144A)                                               529,968
       980,000                     BBB+/Baa2   WR Berkley Corp., 5.875%, 2/15/13                          1,001,012
       500,000                     BBB+/Baa2   XL Group Plc, 5.25%, 9/15/14                                 531,390
                                                                                                      -------------
                                                                                                      $   3,387,718
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               Reinsurance -- 1.0%
       250,000          4.50         NR/Baa1   Combine Re, Ltd., Floating Rate Note,
                                               1/7/15 (Cat Bond) (144A)                               $     255,725
       250,000          5.00          BB+/NR   Foundation Re III, Ltd., Floating Rate Note,
                                               2/25/15 (Cat Bond)                                           250,250
       250,000          5.75           BB/NR   Foundation Re III, Ltd., Floating Rate Note,
                                               2/3/14 (Cat Bond) (144A)                                     248,975
       250,000          9.71           NR/B3   GlobeCat, Ltd., Floating Rate Note,
                                               1/2/13 (Cat Bond) (144A)                                     242,425
       250,000          6.00          BB+/NR   Longpoint Re, Ltd., Floating Rate Note,
                                               6/12/15 (Cat Bond) (144A)                                    259,350
       250,000          8.41          NR/Ba3   Mythen, Ltd., Floating Rate Note, 5/7/15
                                               (Cat Bond) (144A)                                            262,850
       350,000         13.17           B-/NR   Successor X, Ltd., Floating Rate Note,
                                               1/7/14 (Cat Bond) (144A)                                     351,260
       300,000          9.66            B/NR   Successor X, Ltd., Floating Rate Note,
                                               2/25/14 (Cat Bond) (144A)                                    296,070
                                                                                                      -------------
                                                                                                      $   2,166,905
                                                                                                      -------------
                                               Total Insurance                                        $   9,775,573
-------------------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 1.6%
                                               Diversified REIT's -- 0.2%
       350,000                      BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15                 $     370,746
-------------------------------------------------------------------------------------------------------------------
                                               Office REIT's -- 0.2%
       385,000                      BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14                   $     402,975
-------------------------------------------------------------------------------------------------------------------
                                               Specialized REIT's -- 1.1%
     1,000,000                      BBB/Baa2   HCP, Inc., 2.7%, 2/1/14                                $   1,020,404
       525,000                     BBB-/Baa2   Hospitality Properties Trust, 6.75%,
                                               2/15/13                                                      525,284
       780,000                     BBB-/Baa2   Hospitality Properties Trust, 7.875%,
                                               8/15/14                                                      844,460
                                                                                                      -------------
                                                                                                      $   2,390,148
-------------------------------------------------------------------------------------------------------------------
                                               Diversified Real Estate Activities -- 0.1%
       350,000                         A-/A2   WCI Finance LLC, 5.4%, 10/1/12 (144A)                  $     351,084
                                                                                                      -------------
                                               Total Real Estate                                      $   3,514,953
-------------------------------------------------------------------------------------------------------------------
                                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                               Computer Hardware -- 0.5%
       500,000                       BBB+/A3   Hewlett-Packard Co., 2.35%, 3/15/15                    $     507,464
       470,000                       BBB+/A3   Hewlett-Packard Co., 2.625%, 12/9/14                         480,869
                                                                                                      -------------
                                                                                                      $     988,333
                                                                                                      -------------
                                               Total Technology Hardware
                                               & Equipment                                            $     988,333
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 35

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               SEMICONDUCTORS & SEMICONDUCTOR
                                               EQUIPMENT -- 0.4%
                                               Semiconductors -- 0.4%
       750,000                     BBB+/Baa1   Maxim Integrated Products, Inc., 3.45%,
                                               6/14/13                                                $     766,004
                                                                                                      -------------
                                               Total Semiconductors & Semiconductor
                                               Equipment                                              $     766,004
-------------------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION SERVICES -- 1.8%
                                               Integrated Telecommunication Services -- 1.6%
       490,000                      BBB/Baa2   British Telecommunications Plc, 5.15%,
                                               1/15/13                                                $     498,036
       500,000                         NR/A2   GTP Acquisition Partners I LLC, 4.347%,
                                               6/15/16 (144A)                                               527,650
       550,000                         NR/A2   GTP Towers Issuer LLC, 4.436%, 2/15/15
                                               (144A)                                                       565,746
       750,000                      BBB/Baa2   Telecom Italia Capital SA, 4.95%,
                                               9/30/14                                                      761,250
       500,000                      BBB/Baa2   Telefonica Emisiones SAU, 3.992%,
                                               2/16/16                                                      481,250
       590,000                         A-/WR   Verizon Virginia, Inc., 4.625%, 3/15/13                      602,700
                                                                                                      -------------
                                                                                                      $   3,436,632
-------------------------------------------------------------------------------------------------------------------
                                               Wireless Telecommunication Services -- 0.2%
       500,000                         NR/A2   Crown Castle Towers LLC, 3.214%,
                                               8/15/15 (144A)                                         $     515,253
                                                                                                      -------------
                                               Total Telecommunication Services                       $   3,951,885
-------------------------------------------------------------------------------------------------------------------
                                               UTILITIES -- 1.1%
                                               Electric Utilities -- 0.9%
     1,000,000                     BBB+/Baa1   Iberdrola Finance Ireland, Ltd., 3.8%,
                                               9/11/14 (144A)                                         $     997,320
       500,000                     BBB+/Baa1   NextEra Energy Capital Holdings, Inc.,
                                               2.55%, 11/15/13                                              509,706
       380,000                     BBB+/Baa2   Northeast Utilities, 5.65%, 6/1/13                           393,739
                                                                                                      -------------
                                                                                                      $   1,900,765
-------------------------------------------------------------------------------------------------------------------
                                               Independent Power Producers &
                                               Energy Traders -- 0.2%
       500,000                      BBB/Baa1   PSEG Power LLC, 2.75%, 9/15/16                         $     521,610
                                                                                                      -------------
                                               Total Utilities                                        $   2,422,375
-------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE BONDS
                                               (Cost $64,797,875)                                     $  65,775,606
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               U.S. GOVERNMENT AND
                                               AGENCY OBLIGATIONS -- 16.1%
       101,095                       AAA/Aaa   Fannie Mae, 5.0%, 7/1/15                               $     109,714
       217,033                       AAA/Aaa   Fannie Mae, 5.5%, 12/1/35                                    239,470
       328,813                       AAA/Aaa   Fannie Mae, 6.0%, 2/1/34-4/1/38                              367,121
       525,579                       AAA/Aaa   Fannie Mae, 6.5%, 8/1/13-7/1/32                              603,732
       524,811                       AAA/Aaa   Fannie Mae, 7.0%, 8/1/14-1/1/36                              590,069
        35,949                       AAA/Aaa   Fannie Mae, 8.0%, 4/1/14                                      36,563
        66,561          2.97         AAA/Aaa   Fannie Mae, Floating Rate Note, 1/1/25                        67,390
        94,596          2.28         AAA/Aaa   Fannie Mae, Floating Rate Note,
                                               10/1/29                                                       98,901
       229,018          2.57         AAA/Aaa   Fannie Mae, Floating Rate Note,
                                               10/1/29                                                      245,264
       333,983          4.14         AAA/Aaa   Fannie Mae, Floating Rate Note,
                                               10/1/36                                                      353,667
       103,954          2.92         AAA/Aaa   Fannie Mae, Floating Rate Note,
                                               11/1/24                                                      105,624
         5,129          2.24         AAA/Aaa   Fannie Mae, Floating Rate Note,
                                               11/1/25                                                        5,454
       124,769          1.55         AAA/Aaa   Fannie Mae, Floating Rate Note,
                                               11/1/40                                                      128,467
        86,102          2.44         AAA/Aaa   Fannie Mae, Floating Rate Note,
                                               12/1/28                                                       92,342
       396,563          4.50         AAA/Aaa   Fannie Mae, Floating Rate Note,
                                               12/1/36                                                      420,415
        21,127          2.82         AAA/Aaa   Fannie Mae, Floating Rate Note, 2/1/27                        21,448
         2,086          3.27         AAA/Aaa   Fannie Mae, Floating Rate Note, 2/1/33                         2,229
         3,714          2.59         AAA/Aaa   Fannie Mae, Floating Rate Note, 4/1/28                         3,981
         3,197          2.36         AAA/Aaa   Fannie Mae, Floating Rate Note, 4/1/29                         3,418
        93,898          2.95         AAA/Aaa   Fannie Mae, Floating Rate Note, 7/1/36                       101,219
       639,706                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               4.0%, 5/1/24                                                 681,750
     1,589,265                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               4.5%, 9/1/12-7/1/19                                        1,718,679
       173,786                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               5.0%, 2/1/21                                                 188,627
       140,433                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               5.5%, 8/1/23                                                 153,437
        34,680                       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               6.5%, 7/1/16-6/1/17                                           37,277
         4,322          2.48         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               Floating Rate Note, 1/1/28                                     4,645
       476,272          2.71         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               Floating Rate Note, 10/1/31                                  482,128
         8,505          2.38         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               Floating Rate Note, 11/1/31                                    8,914

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 37

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               U.S. Government and Agency Obligations -- (continued)
       294,087          2.78         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               Floating Rate Note, 12/1/31                            $     299,077
        30,804          2.94         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               Floating Rate Note, 4/1/25                                    31,177
         2,114          2.74         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               Floating Rate Note, 4/1/29                                     2,128
         8,594          2.16         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               Floating Rate Note, 5/1/25                                     8,647
         7,588          2.35         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               Floating Rate Note, 7/1/18                                     7,910
         1,622          2.38         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               Floating Rate Note, 8/1/31                                     1,629
       162,625          2.96         AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               Floating Rate Note, 8/1/31                                   167,618
       528,473                       AAA/Aaa   Government National Mortgage Association I,
                                               5.0%, 8/15/19                                                587,071
     1,023,082                       AAA/Aaa   Government National Mortgage Association I,
                                               6.0%, 3/15/17-11/15/36                                     1,137,973
       162,550                       AAA/Aaa   Government National Mortgage Association I,
                                               6.5%, 5/15/31-10/15/37                                       188,517
         4,814                       AAA/Aaa   Government National Mortgage Association I,
                                               7.0%, 11/15/13                                                 4,966
       111,927                       AAA/Aaa   Government National Mortgage Association I,
                                               7.5%, 6/15/14-10/15/36                                       134,591
     2,050,709                       AAA/Aaa   Government National Mortgage Association II,
                                               6.0%, 5/20/13-11/20/22                                     2,240,790
    22,950,000                       AA+/Aaa   U.S. Treasury Notes, 0.125%, 9/30/13                      22,932,981
                                                                                                      -------------
                                                                                                      $  34,617,020
-------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT AND
                                               AGENCY OBLIGATIONS
                                               (Cost $34,125,343)                                     $  34,617,020
-------------------------------------------------------------------------------------------------------------------
                                               MUNICIPAL BONDS -- 3.6%
                                               Municipal Airport -- 0.4%
       300,000                        BBB/A2   Massachusetts Port Authority, 5.0%,
                                               7/1/14                                                 $     311,238
       475,000                        BBB/A2   Massachusetts Port Authority, 5.0%,
                                               7/1/16                                                       507,452
                                                                                                      -------------
                                                                                                      $     818,690
-------------------------------------------------------------------------------------------------------------------
                                               Municipal Development -- 0.1%
       250,000          3.00         AA-/Aa2   Massachusetts Development Finance
                                               Agency, Floating Rate Note, 2/15/36                    $     269,362
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               Municipal General -- 1.9%
     1,500,000          1.47           A+/A1   New Jersey Economic Development
                                               Authority, Floating Rate Note, 6/15/13                 $   1,504,680
     2,000,000                         NR/NR   State of California, 2.5%, 6/20/13                         2,034,020
       500,000                        AA/Aa1   State of Ohio, 3.0%, 6/15/15                                 526,965
                                                                                                      -------------
                                                                                                      $   4,065,665
-------------------------------------------------------------------------------------------------------------------
                                               Municipal Higher Education -- 0.4%
       690,000          2.70           NR/A2   Massachusetts Health & Educational
                                               Facilities Authority, Floating Rate Note,
                                               10/1/37                                                $     709,789
       200,000                       AA-/Aa2   New York State Dormitory Authority,
                                               3.0%, 7/1/13                                                 204,432
                                                                                                      -------------
                                                                                                      $     914,221
-------------------------------------------------------------------------------------------------------------------
                                               Municipal Housing -- 0.1%
       200,000                        NR/Aa3   State of Oregon Housing & Community
                                               Services Department, 1.15%, 1/1/13                     $     200,438
-------------------------------------------------------------------------------------------------------------------
                                               Municipal Pollution -- 0.5%
     1,000,000                     BBB+/Baa1   County of Power Idaho, 5.625%,
                                               10/1/14                                                $   1,000,870
-------------------------------------------------------------------------------------------------------------------
                                               Municipal Transportation -- 0.2%
       500,000                         NR/NR   North Texas Tollway Authority, 2.441%,
                                               9/1/13                                                 $     507,920
-------------------------------------------------------------------------------------------------------------------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $7,704,747)                                      $   7,777,166
-------------------------------------------------------------------------------------------------------------------
                                               SENIOR FLOATING RATE LOAN INTERESTS** -- 1.9%
                                               MATERIALS -- 0.1%
                                               Metal & Glass Containers -- 0.1%
       192,534          4.25           B/Ba3   BWAY Holding Co., Replacement B Term
                                               Loan, 2/23/18                                          $     193,075
        19,404          4.25           B/Ba3   ICL Industrial Containers ULC,
                                               Replacement C Term Loan, 2/23/18                              19,458
                                                                                                      -------------
                                                                                                      $     212,533
                                                                                                      -------------
                                               Total Materials                                        $     212,533
-------------------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 0.2%
                                               Aerospace & Defense -- 0.1%
       249,375          3.75        BBB-/Ba1   Spirit Aerosystems, Inc., Term B Loan,
                                               4/18/19                                                $     250,466
-------------------------------------------------------------------------------------------------------------------
                                               Construction & Farm Machinery &
                                               Heavy Trucks -- 0.1%
       148,875          5.50          BB/Ba2   Terex Corp., U.S. Term Loan, 4/28/17                   $     150,271
                                                                                                      -------------
                                               Total Capital Goods                                    $     400,737
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral par   t of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 39

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                               Environmental & Facilities Services -- 0.1%
       171,799          2.24        CCC/Caa2   Synagro Technologies, Inc., Term Loan
                                               (First Lien), 4/2/14                                   $     151,552
                                                                                                      -------------
                                               Total Commercial Services & Supplies                   $     151,552
-------------------------------------------------------------------------------------------------------------------
                                               AUTOMOBILES & COMPONENTS -- 0.6%
                                               Auto Parts & Equipment -- 0.1%
       284,789          3.50        BBB/Baa2   Delphi Automotive LLP, Tranche B Term
                                               Loan, 3/31/17                                          $     285,678
-------------------------------------------------------------------------------------------------------------------
                                               Automobile Manufacturers -- 0.5%
       920,700          6.00          BB/Ba2   Chrysler Group LLC, Tranche B Term
                                               Loan, 5/24/17                                          $     938,078
                                                                                                      -------------
                                               Total Automobiles & Components                         $   1,223,756
-------------------------------------------------------------------------------------------------------------------
                                               MEDIA -- 0.2%
                                               Movies & Entertainment -- 0.2%
       304,814          5.25          NR/Ba1   Cinedigm Digital Funding I LLC, Term
                                               Loan, 4/29/16                                          $     306,338
       195,500          4.50         BB-/Ba2   Live Nation Entertainment, Inc., Term B
                                               Loan, 11/7/16                                                195,989
                                                                                                      -------------
                                                                                                      $     502,327
                                                                                                      -------------
                                               Total Media                                            $     502,327
-------------------------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                                               Health Care Facilities -- 0.2%
       367,918          3.92          BB/Ba3   Community Health Systems, Inc.,
                                               Extended Term Loan, 1/25/17                            $     368,975
                                                                                                      -------------
                                               Total Health Care Equipment & Services$                      368,975
-------------------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.1%
                                               Investment Banking & Brokerage -- 0.1%
       149,625          4.00          NR/Ba2   LPL Holdings, Inc., Initial Tranche B Term
                                               Loan, 3/29/19                                          $     149,874
                                                                                                      -------------
                                               Total Diversified Financials                           $     149,874
-------------------------------------------------------------------------------------------------------------------
                                               SOFTWARE & SERVICES -- 0.2%
                                               Internet Software & Services -- 0.1%
       246,875          4.00         BB+/Ba3   Autotrader.com, Inc., Tranche B-1 Term
                                               Loan, 12/15/16                                         $     247,184
-------------------------------------------------------------------------------------------------------------------
                                               IT Consulting & Other Services -- 0.1%
       271,555          3.99           BB/NR   SunGard Data Systems, Inc., Tranche C
                                               Term Loan, 2/28/17                                     $     271,895
                                                                                                      -------------
                                               Total Software & Services                              $     519,079
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Annual Report | 8/31/12

-------------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------------
                                               UTILITIES -- 0.2%
                                               Independent Power Producers & Energy Traders -- 0.2%
       429,563          4.25         BB+/Ba1   The AES Corp., Initial Term Loan,
                                               6/1/18                                                 $     431,889
                                                                                                      -------------
                                               Total Utilities                                        $     431,889
-------------------------------------------------------------------------------------------------------------------
                                               TOTAL SENIOR FLOATING RATE
                                               LOAN INTERESTS
                                               (Cost $3,885,948)                                      $   3,960,722
-------------------------------------------------------------------------------------------------------------------
                                               TEMPORARY CASH INVESTMENTS -- 1.5%
                                               CERTIFICATE OF DEPOSIT -- 0.2%
       500,000                     BBB+/Baa2   Intesa Sanpaolo S.p.A. New York NY,
                                               2.375%, 12/21/12                                       $     492,070
-------------------------------------------------------------------------------------------------------------------
                                               Total Certificate of Deposit
                                               (Cost $494,950)                                        $     492,070
-------------------------------------------------------------------------------------------------------------------
                                               REPURCHASE AGREEMENT -- 1.3%
     2,645,000                        NR/Aaa   JPMorgan, Inc., 0.19%, dated 8/31/12,
                                               repurchase price of $2,645,000 plus
                                               accrued interest on 9/4/12 collateralized
                                               by $2,799,534 Federal National
                                               Mortgage Association, 3.0-5.0%,
                                               12/1/21-7/1/42                                         $   2,645,000
-------------------------------------------------------------------------------------------------------------------
                                               Total Repurchase Agreement
                                               (Cost $2,645,000)                                      $   2,645,000
-------------------------------------------------------------------------------------------------------------------
                                               TOTAL TEMPORARY CASH INVESTMENTS
                                               (Cost $3,139,950)                                      $   3,137,070
-------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENT IN SECURITIES -- 99.0%
                                               (Cost $212,992,923) (a)                                $ 212,161,331
-------------------------------------------------------------------------------------------------------------------
                                               OTHER ASSETS & LIABILITIES -- 1.0%                     $   2,219,790
===================================================================================================================
                                               TOTAL NET ASSETS -- 100.0%                             $ 214,381,121
===================================================================================================================

NR            Not rated by either S&P or Moody's.

WR            Rating withdrawn by either S&P or Moody's.

(Perpetual)   Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT's        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2012, the value of these securities amounted to $43,139,376 or 20.1% of total net assets.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 41

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
      (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or
      (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At August 31, 2012, the net unrealized loss on investments based on cost for federal income tax purposes of $213,411,829 was as follows:

        Aggregate gross unrealized gain for all investments in which
           there is an excess of value over tax cost                       $ 3,035,985

        Aggregate gross unrealized loss for all investments in which
           there is an excess of tax cost over value                        (4,286,483)
                                                                           ------------
        Net unrealized loss                                                $(1,250,498)
                                                                           ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

CAD   Canadian Dollar

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2012 were as follows:

--------------------------------------------------------------------------------
                                        Purchases            Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities    $ 38,796,232         $ 75,982,551
Other Long-Term Securities              $ 46,184,671         $ 82,911,304

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Annual Report | 8/31/12

The following is a summary of the inputs used as of August 31, 2012, in valuing the Fund's assets:

------------------------------------------------------------------------------------------------
                                         Level 1       Level 2          Level 3    Total
------------------------------------------------------------------------------------------------
Asset Backed Securities                  $      --     $ 29,713,082     $ --       $ 29,713,082
Collateralized Mortgage Obligations             --       67,180,665       --         67,180,665
Corporate Bonds                                 --       65,775,606       --         65,775,606
U.S. Government Agency Obligations              --       34,617,020       --         34,617,020
Municipal Bonds                                 --        7,777,166       --          7,777,166
Senior Floating Rate Loan Interests             --        3,960,722       --          3,960,722
Certificate of Deposit                          --          492,070       --            492,070
Repurchase Agreement                            --        2,645,000       --          2,645,000
------------------------------------------------------------------------------------------------
Total                                    $      --     $212,161,331     $ --       $212,161,331
================================================================================================
Other Financial Instruments*             $ (24,375)    $     (6,621)    $ --       $    (30,996)
================================================================================================

* Other financial instruments include futures and foreign exchange contracts

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                 Collateralized
                                                                 Mortgage
                                                                 Obligations
--------------------------------------------------------------------------------
Balance as of 8/31/11                                            $       11,893
Realized gain (loss)(1)                                                      --
Change in unrealized appreciation (depreciation)(2)                         971
Net purchases (sales)                                                        --
Paydown                                                                 (12,864)
Transfers in and out of Level 3 (3)                                          --
--------------------------------------------------------------------------------
Balance as of 8/31/12                                            $           --
================================================================================

1  Realized gain (loss) on these securities is included in the net realized gain
   (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

3  Transfers are calculated on the beginning of period values.

During the year ended August 31, 2012, there were no transfers between levels.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 43

Statement of Assets and Liabilities | 8/31/12

ASSETS:
  Investment in securities (cost $212,992,923)                             $  212,161,331
  Cash                                                                            972,105
  Futures collateral                                                               26,000
  Foreign currencies, at value (cost $250,160)                                    257,007
  Receivables --
     Investment securities sold                                                     7,181
     Fund shares sold                                                           1,012,039
     Interest                                                                   1,064,327
     Due from Pioneer Investment Management, Inc.                                  28,684
  Other                                                                            35,893
------------------------------------------------------------------------------------------
         Total assets                                                      $  215,564,567
------------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
      Investment securities purchased                                      $      200,374
      Fund shares repurchased                                                     444,967
      Dividends                                                                   339,814
      Variation margin                                                             12,812
      Forward foreign currency portfolio hedge contracts, open-net                  6,621
   Due to affiliates                                                               67,328
   Accrued expenses                                                               111,530
------------------------------------------------------------------------------------------
         Total liabilities                                                 $    1,183,446
------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $  223,607,689
  Distributions in excess of net investment income                                (56,943)
  Accumulated net realized loss on investments and foreign currency
     transactions                                                              (8,312,408)
  Net unrealized loss on investments                                             (831,592)
  Net unrealized loss on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                (1,250)
  Net unrealized loss on futures contracts                                        (24,375)
------------------------------------------------------------------------------------------
         Total net assets                                                  $  214,381,121
==========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
   Class A (based on $55,211,532/5,681,980 shares)                         $         9.72
   Class B (based on $1,694,940/174,486 shares)                            $         9.71
   Class C (based on $24,830,048/2,560,867 shares)                         $         9.70
   Class Y (based on $132,644,601/13,672,076 shares)                       $         9.70
MAXIMUM OFFERING PRICE:
   Class A (9.72 (divided by) 97.5%)                                       $         9.97
==========================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Annual Report | 8/31/12

Statement of Operations

For the Year Ended 8/31/12

INVESTMENT INCOME:
   Interest                                                    $  7,742,017
   Income from securities loaned, net                                 4,564
--------------------------------------------------------------------------------------------
         Total investment income                                              $   7,746,581
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                              $    816,069
  Transfer agent fees and expenses
     Class A                                                         85,403
     Class B                                                          7,694
     Class C                                                         14,565
     Class Y                                                          2,010
  Distribution fees
     Class A                                                        137,721
     Class B                                                         24,582
     Class C                                                        238,337
  Shareholder communications expense                                211,036
  Administrative reimbursements                                      58,875
  Custodian fees                                                     21,769
  Registration fees                                                 106,703
  Professional fees                                                  67,347
  Printing expense                                                   49,825
  Fees and expenses of nonaffiliated trustees                         8,251
  Miscellaneous                                                      66,024
--------------------------------------------------------------------------------------------
     Total expenses                                                           $   1,916,211
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                    (226,623)
--------------------------------------------------------------------------------------------
     Net expenses                                                             $   1,689,588
--------------------------------------------------------------------------------------------
         Net investment income                                                $   6,056,993
============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY TRANSACTIONS, AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
     Investments                                               $    343,388
     Futures contracts                                             (330,490)
     Class actions                                                    7,500
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies            15,127   $   35,525
--------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
     Investments                                               $  1,548,207
     Futures contracts                                              191,625
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies             8,197   $   1,748,029
--------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                   $   1,783,554
--------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                        $   7,840,547
============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 45

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                  Year Ended        Year Ended
                                                                  8/31/12           8/31/11
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $   6,056,993     $   7,088,982
Net realized gain on investments, futures contracts
  and foreign currency transactions                                      35,525            87,545
Change in net unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                 1,748,029        (2,439,237)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations        $   7,840,547     $   4,737,290
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.30 and $0.27 per share, respectively)           $  (1,713,026)    $  (3,827,795)
      Class B ($0.21 and $0.19 per share, respectively)                 (54,200)          (74,048)
      Class C ($0.22 and $0.20 per share, respectively)                (549,094)         (426,011)
      Class Y ($0.33 and $0.31 per share, respectively)              (4,204,921)       (3,782,100)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                       $  (6,521,241)    $  (8,109,954)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                      $  89,439,000     $ 153,559,108
Reinvestment of distributions                                         2,553,715         4,247,668
Cost of shares repurchased                                         (138,523,080)     (165,847,870)
--------------------------------------------------------------------------------------------------
       Net decrease in net assets resulting from
          Fund share transactions                                 $ (46,530,365)    $  (8,041,094)
--------------------------------------------------------------------------------------------------
       Net decrease in net assets                                 $ (45,211,059)    $ (11,413,758)
NET ASSETS:
Beginning of year                                                   259,592,180       271,005,938
--------------------------------------------------------------------------------------------------
End of year                                                       $ 214,381,121     $ 259,592,180
==================================================================================================
Distributions in excess of net investment income                  $     (56,943)    $    (109,372)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Annual Report | 8/31/12

-----------------------------------------------------------------------------------------------
                                 '12 Shares      '12 Amount       '11 Shares     '11 Amount
-----------------------------------------------------------------------------------------------
CLASS A
Shares sold                        3,998,534     $ 38,870,067      10,891,548    $ 105,896,019
Reinvestment of distributions        156,155        1,504,946         370,009        3,597,147
Less shares repurchased          (10,306,515)     (99,329,477)    (12,813,982)    (124,286,825)
-----------------------------------------------------------------------------------------------
      Net decrease                (6,151,826)    $(58,954,464)     (1,552,425)   $ (14,793,659)
===============================================================================================
CLASS B
Shares sold or exchanged             106,867     $  1,028,704         137,813    $   1,340,132
Reinvestment of distributions          5,256           50,606           6,848           66,599
Less shares repurchased             (214,898)      (2,067,368)       (361,999)      (3,517,699)
-----------------------------------------------------------------------------------------------
      Net decrease                  (102,775)    $   (988,058)       (217,338)   $  (2,110,968)
===============================================================================================
CLASS C
Shares sold                        1,089,706     $ 10,473,902       1,567,864    $  15,197,252
Reinvestment of distributions         48,157          463,195          35,685          346,249
Less shares repurchased           (1,016,608)      (9,776,637)     (1,271,046)     (12,337,637)
-----------------------------------------------------------------------------------------------
      Net increase                   121,255     $  1,160,460         332,503    $   3,205,864
===============================================================================================
CLASS Y
Shares sold                        4,058,961     $ 39,066,327       3,205,058    $  31,125,705
Reinvestment of distributions         55,564          534,968          24,505          237,673
Less shares repurchased           (2,843,245)     (27,349,598)     (2,651,263)     (25,705,709)
-----------------------------------------------------------------------------------------------
      Net increase                 1,271,280     $ 12,251,697         578,300    $   5,657,669
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 47

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------
                                                                       Year      Year       Year       Year      Year
                                                                       Ended     Ended      Ended      Ended     Ended
                                                                       8/31/12   8/31/11    8/31/10    8/31/09   8/31/08
-------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                   $  9.64   $   9.75   $   9.40   $  9.52   $  9.76
-------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                               $  0.28   $   0.23   $   0.31   $  0.37   $  0.45
   Net realized and unrealized gain (loss) on investments and foreign
      currency transactions                                               0.10      (0.07)      0.36     (0.03)    (0.24)
-------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                                $  0.38   $   0.16   $   0.67   $  0.34   $  0.21
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                 (0.30)     (0.27)     (0.32)    (0.46)    (0.45)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  0.08   $  (0.11)  $   0.35   $ (0.12)  $ (0.24)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.72   $   9.64   $   9.75   $  9.40   $  9.52
=========================================================================================================================
Total return*                                                             4.00%      1.69%      7.19%     3.90%     2.18%
Ratio of net expenses to average net assets+                              0.90%      0.90%      0.90%     0.90%     0.91%
Ratio of net investment income to average net assets+                     2.94%      2.48%      2.78%     3.59%     4.60%
Portfolio turnover rate                                                     43%        54%        42%       43%       34%
Net assets, end of period (in thousands)                               $55,212   $114,080   $130,524   $19,544   $12,499
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                         1.30%      0.99%      1.06%     1.15%     1.00%
   Net investment income                                                  2.54%      2.39%      2.61%     3.35%     4.51%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                           0.90%      0.90%      0.90%     0.90%     0.90%
   Net investment income                                                  2.94%      2.48%      2.78%     3.59%     4.61%
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Annual Report | 8/31/12

------------------------------------------------------------------------------------------------------------------------
                                                                         Year      Year      Year     Year      Year
                                                                         Ended     Ended     Ended    Ended     Ended
                                                                         8/31/12   8/31/11   8/31/10  8/31/09   8/31/08
------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                     $ 9.63    $  9.75   $ 9.39   $  9.50   $  9.75
------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                 $ 0.20    $  0.14   $ 0.22   $  0.28   $  0.36
   Net realized and unrealized gain (loss) on investments and foreign
      currency transactions                                                0.09      (0.07)    0.37     (0.01)    (0.25)
------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                                  $ 0.29    $  0.07   $ 0.59   $  0.27   $  0.11
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                  (0.21)     (0.19)   (0.23)    (0.38)    (0.36)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $ 0.08    $ (0.12)  $ 0.36   $ (0.11)  $ (0.25)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 9.71    $  9.63   $ 9.75   $  9.39   $  9.50
========================================================================================================================
Total return*                                                              3.08%      0.68%    6.35%     3.06%     1.16%
Ratio of net expenses to average net assets+                               1.80%      1.80%    1.80%     1.80%     1.80%
Ratio of net investment income to average net assets+                      2.10%      1.64%    2.37%     3.15%     3.72%
Portfolio turnover rate                                                      43%        54%      42%       43%       34%
Net assets, end of period (in thousands)                                 $1,695    $ 2,671   $4,822   $ 6,582   $ 6,798
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                          1.99%      1.87%    1.88%     1.95%     1.85%
   Net investment income                                                   1.90%      1.57%    2.29%     3.00%     3.67%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                            1.80%      1.80%    1.80%     1.80%     1.80%
   Net investment income                                                   2.10%      1.64%    2.37%     3.15%     3.72%
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 49

------------------------------------------------------------------------------------------------------------------------
                                                                        Year      Year      Year      Year      Year
                                                                        Ended     Ended     Ended     Ended     Ended
                                                                        8/31/12   8/31/11   8/31/10   8/31/09   8/31/08
------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                    $  9.62   $  9.73   $  9.38   $  9.49   $  9.74
------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                $  0.20   $  0.16   $  0.23   $  0.29   $  0.37
   Net realized and unrealized gain (loss) on investments and foreign
      currency transactions                                                0.10     (0.07)     0.36     (0.01)    (0.25)
------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                                 $  0.30   $  0.09   $  0.59   $  0.28   $  0.12
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                  (0.22)    (0.20)    (0.24)    (0.39)    (0.37)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  0.08   $ (0.11)  $  0.35   $ (0.11)  $ (0.25)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  9.70   $  9.62   $  9.73   $  9.38   $  9.49
========================================================================================================================
Total return*                                                              3.18%     0.93%     6.32%     3.14%     1.25%
Ratio of net expenses to average net assets+                               1.71%     1.67%     1.70%     1.79%     1.73%
Ratio of net investment income to average net assets+                      2.08%     1.61%     2.27%     2.74%     3.77%
Portfolio turnover rate                                                      43%       54%       42%       43%       34%
Net assets, end of period (in thousands)                                $24,830   $23,464   $20,507   $ 8,549   $ 3,441
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                          1.71%     1.67%     1.70%     1.79%     1.73%
   Net investment income                                                   2.08%     1.61%     2.27%     2.74%     3.77%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                            1.71%     1.67%     1.70%     1.79%     1.73%
   Net investment income                                                   2.08%     1.61%     2.27%     2.74%     3.77%
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Annual Report | 8/31/12

---------------------------------------------------------------------------------------------------------------------------
                                                                       Year       Year       Year       Year      Year
                                                                       Ended      Ended      Ended      Ended     Ended
                                                                       8/31/12    8/31/11    8/31/10    8/31/09   8/31/08
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                   $   9.63   $   9.74   $   9.38   $  9.51   $   9.76
---------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                               $   0.31   $   0.27   $   0.34   $  0.40   $   0.48
   Net realized and unrealized gain (loss) on investments and foreign
      currency transactions                                                0.09      (0.07)      0.37     (0.04)     (0.24)
---------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                                $   0.40   $   0.20   $   0.71   $  0.36   $   0.24
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                  (0.33)     (0.31)     (0.35)    (0.49)     (0.49)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $   0.07   $  (0.11)  $   0.36   $ (0.13)  $  (0.25)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $   9.70   $   9.63   $   9.74   $  9.38   $   9.51
===========================================================================================================================
Total return*                                                              4.24%      2.06%      7.64%     4.11%      2.45%
Ratio of net expenses to average net assets+                               0.61%      0.54%      0.57%     0.63%      0.55%
Ratio of net investment income to average net assets+                      3.18%      2.78%      3.52%     4.36%      4.98%
Portfolio turnover rate                                                      43%        54%        42%       43%        34%
Net assets, end of period (in thousands)                               $132,645   $119,377   $115,153   $97,370   $130,475
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                          0.61%      0.54%      0.57%     0.63%      0.55%
   Net investment income                                                   3.18%      2.78%      3.52%     4.36%      4.98%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                            0.61%      0.54%      0.57%     0.63%      0.55%
   Net investment income                                                   3.18%      2.78%      3.52%     4.36%      4.98%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+  Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 51

Notes to Financial Statements | 8/31/12

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class- specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

52 Pioneer Short Term Income Fund | Annual Report | 8/31/12

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

   Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At August 31, 2012, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income,

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 53 including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

54 Pioneer Short Term Income Fund | Annual Report | 8/31/12

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At August 31, 2012, the Fund reclassified $516,677 to decrease distributions in excess of net investment income, $683,968 to decrease accumulated net realized loss on investments and foreign currency transactions and $1,200,645 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   At August 31, 2012, the Fund was permitted to carry forward indefinitely $472,757 of short term losses and $81,925 of long term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at August 31, 2012, the Fund had a net capital loss carryforward of $7,409,754, of which the following amounts will expire between 2013 and 2019 if not utilized: $628,614 in 2013, $975,752 in 2014,
   $2,520,831 in 2015, $667,204 in 2016, $566,527 in 2017, $1,062,928 in 2018
   and $987,898 in 2019. Included in this amount is $6,944,867 of capital losses which resulted from the reorganizations with Regions Morgan Keegan Select Limited Maturity Fixed Income Fund on May 15, 2009 and may be subject to limitations imposed by the Internal Revenue Code.

   The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 were as follows:

--------------------------------------------------------------------------------
                                                     2012                   2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                               $ 6,521,241            $ 8,109,954
--------------------------------------------------------------------------------
     Total                                    $ 6,521,241            $ 8,109,954
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at August 31, 2012:

--------------------------------------------------------------------------------
                                                                           2012
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                       $   328,180
Capital loss carryforward                                            (7,964,436)
Current year dividend payable                                          (339,814)
Unrealized depreciation                                              (1,250,498)
--------------------------------------------------------------------------------
     Total                                                          $(9,226,568)
================================================================================

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 55

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization and, the mark to market of futures and forward contracts.

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $7,987 in underwriting commissions on the sale of Class A shares during the year ended August 31 2012. During the year ended August 31, 2012, the Fund recognized gains of $7,500 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

F. Class Allocations

   Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

   When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.



56 Pioneer Short Term Income Fund | Annual Report | 8/31/12

   H. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2012 was $26,000. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the year ended August 31, 2012 was 44.

   At August 31, 2012, open futures contracts were as follows.

--------------------------------------------------------------------------------
                       Number of
                       Contracts       Settlement                    Unrealized
Type                   Long/(Short)    Month         Value           Loss
--------------------------------------------------------------------------------
US 5 Yr Note           (40)            12/12         $(4,986,562)    $ (24,375)
--------------------------------------------------------------------------------
Total                  (40)                          $(4,986,562)    $ (24,375)
================================================================================

I. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 57

   J. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At August 31, 2012, the Fund had no securities on loan.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.90%, 1.80% and 1.80% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2013 for Class A, Class B, and Class C shares. The expense limit in effect through June 1, 2012 for Class Y shares was 0.79%. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements.

58 Pioneer Short Term Income Fund | Annual Report | 8/31/12

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,986 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                $ 171,230
Class B                                                                    2,552
Class C                                                                   14,153
Class Y                                                                   23,101
--------------------------------------------------------------------------------
  Total                                                                $ 211,036
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $55,153 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,189 in distribution fees payable to PFD at August 31, 2012.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 59

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31 2012, CDSCs in the amount of $21,196 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31 2012, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At August 31, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended August 31, 2012 was $263,038. There were no open settlement hedges at August 31, 2012. Open portfolio hedges at August 31, 2012 were as follows:

--------------------------------------------------------------------------------------------
                           Net           In                                      Net
                           Contracts     Exchange     Settlement                 Unrealized
Currency                   to Deliver    for USD      Date          Value        Gain (Loss)
--------------------------------------------------------------------------------------------

NOK (Norwegian Krone)      (1,274,000)   $(212,727)   10/24/12      $(219,348)   $(219,348)
NOK (Norwegian Krone)         212,727      212,727    10/24/12        212,727      212,727
--------------------------------------------------------------------------------------------
   Total                                                                         $  (6,621)
============================================================================================

60 Pioneer Short Term Income Fund | Annual Report | 8/31/12

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of August 31, 2012 were as follows:

-----------------------------------------------------------------------------------------
Derivatives not
accounted for as
hedging instruments          Asset Derivatives 2012         Liabilities Derivatives 2012
under Accounting             -------------------------      -----------------------------
Standards Codification       Balance Sheet                  Balance Sheet
(ASC) 815                    Location           Value       Location           Value
-----------------------------------------------------------------------------------------
Forward Foreign
 Currency Contracts          Receivables        $  --       Payables           $ (6,621)
Futures Contracts            Receivables        $  --       Payables           $(24,375)*
-----------------------------------------------------------------------------------------
  Total                                         $  --                          $(30,996)
=========================================================================================

* Includes cumulative gain (loss) on futures as reported in the Notes to Financial Statements. Only unsettled receivable/payable for variation margin is included within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2012 was as follows:

---------------------------------------------------------------------------------------------------
Derivatives Not                                                     Realized        Change in
accounted for as                                                    Gain or         Unrealized
hedging instruments                                                 (Loss) on       Gain or (Loss)
under Accounting           Location of Gain or (Loss) On            Derivatives     on Derivatives
Standards Codification     Derivatives Recognized                   Recognized      Recognized
(ASC) 815                  in Income                                in Income       in Income
---------------------------------------------------------------------------------------------------
Forward Foreign
 Currency Contracts        Net realized gain on forward             $   1,339
                           foreign currency contracts and other
                           assets and liabilities denominated
                           in foreign currencies

Forward Foreign
 Currency Contracts        Change in unrealized loss on                             $   3,037
                           forward foreign currency contracts
                           and other assets and liabilities
                           denominated in foreign currencies

Futures Contracts          Net realized loss on                     $(330,490)
                           futures contracts

Futures Contracts          Change in net realized loss                              $ 191,625
                           on futures contracts

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 61

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Pioneer Short Term Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Short Term Income Fund (the
Fund) as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short Term Income Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 24, 2012

62 Pioneer Short Term Income Fund | Annual Report | 8/31/12

ADDITIONAL INFORMATION (unaudited)
The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 80.00%.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 63

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

64 Pioneer Short Term Income Fund | Annual Report | 8/31/12

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Fund  Length of Service        Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)         Trustee since 2006.      Chairman and Chief Executive Officer,           Director, Broadridge Financial
Chairman of the Board        Serves until a           Quadriserv, Inc. (technology products for       Solutions, Inc. (investor
and Trustee.                 successor trustee is     securities lending industry) (2008 -            communications and securities
                             elected or earlier       present); private investor (2004 - 2008); and   processing provider for
                             retirement or removal.   Senior Executive Vice President, The Bank of    financial services industry)
                                                      New York (financial and securities services)    (2009 - present); Director,
                                                      (1986 - 2004)                                   Quadriserv, Inc. (2005 -
                                                                                                      present); and Commissioner,
                                                                                                      New Jersey State Civil Service
                                                                                                      Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)           Trustee since 2005.      Managing Partner, Federal City Capital          Director of Enterprise
Trustee                      Serves until a           Advisors (corporate advisory services           Community Investment, Inc.
                             successor trustee is     company), (1997 - 2004 and 2008 - present);     (privately-held affordable
                             elected or earlier       Interim Chief Executive Officer, Oxford         housing finance company) (1985
                             retirement or removal.   Analytica, Inc. (privately held research and    - 2010); Director of Oxford
                                                      consulting company) (2010); Executive Vice      Analytica, Inc. (2008 -
                                                      President and Chief Financial Officer, I-trax,  present); Director of The
                                                      Inc. (publicly traded health care services      Swiss Helvetia Fund, Inc.
                                                      company)(2004 - 2007); and Executive Vice       (closed-end fund) (2010 -
                                                      President and Chief Financial Officer,          present); and Director of New
                                                      Pedestal Inc. (internet-based mortgage          York Mortgage Trust (publicly
                                                      trading company) (2000 - 2002)                  traded mortgage REIT) (2004 -
                                                                                                      2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 65

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Fund  Length of Service        Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (64)            Trustee since 2004.      Chairman, Bush International, LLC               Director of Marriott
Trustee                      Serves until a           (international financial advisory firm) (1991   International, Inc. (2008 -
                             successor trustee is     - present); Senior Managing Director, Brock     present); Director of
                             elected or earlier       Capital Group, LLC (strategic business          Discover Financial Services
                             retirement or removal.   advisors) (2010 - present); Managing            (credit card issuer and
                                                      Director, Federal Housing Finance Board         electronic payment services)
                                                      (oversight of Federal Home Loan Bank system)    (2007 - present); Former
                                                      (1989 - 1991); Vice President and Head of       Director of Briggs & Stratton
                                                      International Finance, Federal National         Co. (engine manufacturer)
                                                      Mortgage Association (1988 - 1989); U.S.        (2004 - 2009); Former
                                                      Alternate Executive Director, International     Director of UAL Corporation
                                                      Monetary Fund (1984 - 1988); Executive          (airline holding company)
                                                      Assistant to Deputy Secretary of the U.S.       (2006 - 2010); Director of
                                                      Treasury, U.S. Treasury Department (1982 -      ManTech International
                                                      1984); and Vice President and Team Leader in    Corporation (national
                                                      Corporate Banking, Bankers Trust Co. (1976 -    security, defense, and
                                                      1982)                                           intelligence technology firm)
                                                                                                      (2006 - present); Member,
                                                                                                      Board of Governors,
                                                                                                      Investment Company Institute
                                                                                                      (2007 - present); Member,
                                                                                                      Board of Governors,
                                                                                                      Independent Directors Council
                                                                                                      (2007 - present); Former
                                                                                                      Director of Brady Corporation
                                                                                                      (2000 - 2007); Former
                                                                                                      Director of Mortgage Guaranty
                                                                                                      Insurance Corporation (1991 -
                                                                                                      2006); Former Director of
                                                                                                      Millennium Chemicals, Inc.
                                                                                                      (commodity chemicals) (2002 -
                                                                                                      2005); Former Director, R.J.
                                                                                                      Reynolds Tobacco Holdings,
                                                                                                      Inc. (tobacco) (1999-2005);
                                                                                                      and Former Director of
                                                                                                      Texaco, Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------

66 Pioneer Short Term Income Fund | Annual Report | 8/31/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position held with the Fund  Length of Service        Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)    Trustee since 2008.      William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                      Serves until a           Economy, Harvard University (1972 - present)    Funds Investment Trust and
                             successor trustee is                                                     Mellon Institutional Funds
                             elected or earlier                                                       Master Portfolio (oversaw 17
                             retirement or removal.                                                   portfolios in fund complex)
                                                                                                      (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)    Trustee since 2004.      Founding Director, Vice President and           None
Trustee                      Serves until a           Corporate Secretary, The Winthrop Group,
                             successor trustee is     Inc. (consulting firm) (1982-present);
                             elected or earlier       Desautels Faculty of Management, McGill
                             retirement or removal.   University (1999 - present); and Manager of
                                                      Research Operations and Organizational
                                                      Learning, Xerox PARC, Xerox's advance
                                                      research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)     Trustee since 2004.      President and Chief Executive Officer,          Director of New America High
Trustee                      Serves until a           Newbury, Piret & Company, Inc. (investment      Income Fund, Inc. (closed-end
                             successor trustee is     banking firm) (1981 - present)                  investment company) (2004 -
                             elected or earlier                                                       present); and member, Board
                             retirement or removal.                                                   of Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)         Trustee since 2004.      Senior Counsel, Sullivan & Cromwell LLP (law    Director, The Swiss Helvetia
Trustee                      Serves until a           firm) (1998 - present); and Partner, Sullivan   Fund, Inc. (closed-end
                             successor trustee is     & Cromwell LLP (prior to 1998)                  investment company); and
                             elected or earlier                                                       Director, Invesco, Ltd.
                             retirement or removal.                                                   (formerly AMVESCAP, PLC)
                                                                                                      (investment manager)
                                                                                                      (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 67

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position held with the Fund  Length of Service        Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*     Trustee since 2004.      Non-Executive Chairman and a director of        None
Trustee, President and       Serves until a           Pioneer Investment Management USA Inc.
Chief Executive Officer      successor trustee is     ("PIM-USA"); Chairman and a director of
of the Funds                 elected or earlier       Pioneer; Chairman and Director of Pioneer
                             retirement or removal.   Institutional Asset Management, Inc. (since
                                                      2006); Director of Pioneer Alternative
                                                      Investment Management Limited (Dublin)
                                                      (until October 2011); President and a
                                                      director of Pioneer Alternative Investment
                                                      Management (Bermuda) Limited and affiliated
                                                      funds; Deputy Chairman and a director of
                                                      Pioneer Global Asset Management S.p.A.
                                                      ("PGAM") (until April 2010); Director of
                                                      Nano-C, Inc. (since 2003); Director of Cole
                                                      Management Inc. (2004 - 2011); Director of
                                                      Fiduciary Counseling, Inc. (until December
                                                      2011); President of all of the Pioneer
                                                      Funds; and Retired Partner, Wilmer Cutler
                                                      Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*    Trustee since 2007.      Director, CEO and President of PIM-USA          None
Trustee and Executive        Serves until a           (since February 2007); Director and
Vice President               successor trustee is     President of Pioneer and Pioneer
                             elected or earlier       Institutional Asset Management, Inc. (since
                             retirement or removal.   February 2007); Executive Vice President of
                                                      all of the Pioneer Funds (since March 2007);
                                                      Director of PGAM (2007 - 2010); Head of New
                                                      Europe Division, PGAM (2000 - 2005); Head of
                                                      New Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

68 Pioneer Short Term Income Fund | Annual Report | 8/31/12

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position held with the Fund  Length of Service        Principal Occupation                            Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)   Since 2010. Serves at    Vice President and Associate General Counsel    None
Secretary                    the discretion of the    of Pioneer since January 2008 and Secretary
                             Board.                   of all of the Pioneer Funds since June 2010;
                                                      Assistant Secretary of all of the Pioneer
                                                      Funds from September 2003 to May 2010; and
                                                      Vice President and Senior Counsel of Pioneer
                                                      from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)       Since 2010. Serves at    Fund Governance Director of Pioneer since       None
Assistant Secretary          the discretion of the    December 2006 and Assistant Secretary of all
                             Board.                   the Pioneer Funds since June 2010; Manager -
                                                      Fund Governance of Pioneer from December
                                                      2003 to November 2006; and Senior Paralegal
                                                      of Pioneer from January 2000 to November
                                                      2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Since 2010. Serves at    Counsel of Pioneer since June 2007 and          None
Assistant Secretary          the discretion of the    Assistant Secretary of all the Pioneer Funds
                             Board.                   since June 2010; and Vice President and
                                                      Counsel at State Street Bank from October
                                                      2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Since 2008. Serves at    Vice President - Fund Treasury of Pioneer;      None
Treasurer and Chief          the discretion of the    Treasurer of all of the Pioneer Funds since
Financial and Accounting     Board.                   March 2008; Deputy Treasurer of Pioneer from
Officer of the Funds                                  March 2004 to February 2008; and Assistant
                                                      Treasurer of all of the Pioneer Funds from
                                                      March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)        Since 2004. Serves at    Assistant Vice President - Fund Treasury of     None
Assistant Treasurer          the discretion of the    Pioneer; and Assistant Treasurer of all of
                             Board.                   the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)           Since 2004. Serves at    Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer          the discretion of the    Pioneer; and Assistant Treasurer of all of
                             Board.                   the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 69

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position held with the Fund  Length of Service        Principal Occupation                            Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)        Since 2009. Serves at    Fund Administration Manager - Fund Treasury     None
Assistant Treasurer          the discretion of the    of Pioneer since November 2008; Assistant
                             Board.                   Treasurer of all of the Pioneer Funds since
                                                      January 2009; and Client Service Manager -
                                                      Institutional Investor Services at State
                                                      Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)         Since 2010. Serves at    Chief Compliance Officer of Pioneer and of      None
Chief Compliance Officer     the discretion of the    all the Pioneer Funds since March 2010;
                             Board.                   Director of Adviser and Portfolio Compliance
                                                      at Pioneer since October 2005; and Senior
                                                      Compliance Officer for Columbia Management
                                                      Advisers, Inc. from October 2003 to October
                                                      2005
------------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Short Term Income Fund | Annual Report | 8/31/12
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                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 71
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72 Pioneer Short Term Income Fund | Annual Report | 8/31/12
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                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 73
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74 Pioneer Short Term Income Fund | Annual Report | 8/31/12
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                     Pioneer Short Term Income Fund | Annual Report | 8/31/12 75
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76 Pioneer Short Term Income Fund | Annual Report | 8/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 19427-06-1012



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the annual filing of its Form N-1A, totaled approximately $38,676 in 2012 and $38,686 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended August 31, 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 in 2012 and 2011, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services provided to the Fund during the fiscal years ended August 31, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2012 and $8,290 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date October 30, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date October 30, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 30, 2012

* Print the name and title of each signing officer under his or her signature.